                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
       ------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)       Title of each class of securities to which transaction

                  applies: ____________________________________________________

         2)       Aggregate number of securities to which transaction applies:

                  _____________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1): _____________

         4)       Proposed maximum aggregate value of transaction: ____________

         5)       Total fee paid: _____________________________________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid: _____________________________________

         2)       Form, Schedule or Registration Statement No.: _______________

         3)       Filing Party: _______________________________________________

         4)       Date Filed: _________________________________________________

-------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                        1950 SPECTRUM CIRCLE, SUITE B-100
                             MARIETTA, GEORGIA 30067



                                  June 1, 2000



TO OUR SHAREHOLDERS:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Professional Transportation Group Ltd., Inc. (the "Company"). The Annual Meeting will be held at the offices of the Company on Thursday, June 29, 2000, at 10:00 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business expected to be transacted at the Annual Meeting. In addition to the specific matters to be acted upon, there also will be a report on the operations of the Company, and directors and officers of the Company will be present to respond to your questions.

         Included with the Proxy Statement is a copy of the Company's 1999 Annual Report to Shareholders, which includes the Company's Annual Report on Form 10-K. We encourage you to read the Annual Report. It includes the Company's audited financial statements for the year ended December 31, 1999 as well as information on the Company's operations, markets and services.

         Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting and to vote your shares in person for the matters acted upon at the Annual Meeting.

         We look forward to seeing you at the Annual Meeting.

                                          Sincerely,



                                          Dennis A. Bakal
                                          Chief Executive Officer and President

                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                        1950 SPECTRUM CIRCLE, SUITE B-100
                             MARIETTA, GEORGIA 30067


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 29, 2000

TO OUR SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN THAT the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Professional Transportation Group Ltd., Inc., a Georgia corporation (the "Company"), will be held at the offices of the Company on Thursday, June 29, 2000, at 10:00 a.m., local time, for the following purposes:

         1.       to elect five directors;

         2. to consider and act upon the proposal to amend the Company's 1996 Stock Option Plan to increase the shares reserved for issuance thereunder from 2,000,000 to 3,000,000;

         3. to approve the issuance of sufficient shares of the Company's common stock to permit conversion of 100% of the Company's Series B Convertible Preferred Stock into common stock;

         4. to approve the issuance of shares of the Company's common stock to the stockholders of Dedicated Transportation Services, Inc. in order to comply with the corporate governance requirements of the Nasdaq Stock Market; and

         5. to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on May 26, 2000 are entitled to notice of, and to vote at, the Annual Meeting and at any continuation or adjournment thereof. In accordance with the Georgia Business Corporation Code (the "Georgia Law"), a list of shareholders entitled to vote at the Annual Meeting shall be open to the examination of any shareholder, his agent or attorney for any purpose relevant to the Annual Meeting upon written notice, all as provided by the Georgia Law, and the list shall be available for inspection at the Annual Meeting by any shareholder that is present.

                                       By Order of the Board of Directors,


                                       LINDA K. ROBERTS
                                       SECRETARY

Marietta, Georgia
June 1, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE.

                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                        1950 SPECTRUM CIRCLE, SUITE B-100
                             MARIETTA, GEORGIA 30067


                      PROXY STATEMENT FOR ANNUAL MEETING OF
               SHAREHOLDERS TO BE HELD ON THURSDAY, JUNE 29, 2000



         This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being furnished to the shareholders of Professional Transportation Group Ltd., Inc., a Georgia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the 2000 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Thursday, June 29, 2000 at 10:00 a.m., local time, at the offices of the Company.

VOTING RIGHTS AND VOTES REQUIRED

         All shareholders of record of the Company's common stock, no par value per share (the "Common Stock"), on May 26, 2000, the record date, will be entitled to vote at the Annual Meeting or any continuation or adjournment thereof. At the close of business on the record date, the Company had [6,880,626] shares of Common Stock outstanding and entitled to vote. A majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Each holder of record of Common Stock on the record date is entitled to one vote for each share of Common Stock so held on each matter to be voted upon at the Annual Meeting. This Proxy Statement and the accompanying Notice of Annual Meeting, Proxy Card and the Company's Annual Report to Shareholders were first mailed to the shareholders on or about June 1, 2000.

         The five directors to be elected at the Annual Meeting will be elected by the affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting in person or by proxy. Because the directors will be elected by a plurality vote (i.e., the five persons receiving the highest number of favorable votes will be elected) and assuming such election is uncontested, votes withheld from any one or more nominees will not have any effect on the outcome of the election of directors.

         Approval and ratification of the amendment to the Company's 1996 Stock Option Plan (the "Plan"), approval and ratification of the issuance of shares of Common Stock to be issued on conversion of the Company's Series B Preferred Stock, approval of the issuance of shares of Common Stock to be issued to the stockholders of Dedicated Transportation Services, Inc. ("Dedicated") in accordance with the corporate governance requirements of the Nasdaq Stock Market and actions with respect to any other matter that may properly come before the Annual Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote on the matter. Abstentions will be counted in determining the total number of shares present and entitled to vote on each such proposal. Accordingly, although not counted as a vote "for" or "against" a proposal, an abstention on any such proposal will have the same effect as a vote "against" that proposal. Broker non-votes will be deemed not entitled to vote on such proposals and, therefore, will have no legal effect on the vote on such proposals.

APPOINTMENT AND REVOCATION OF PROXIES

         The Board has designated Danny L. Pixler and W. Anthony Huff, and each or either of them, as proxies to vote the shares of Common Stock solicited on its behalf. If the Proxy Card is executed and returned, it may nevertheless be revoked at any time before it has been exercised by: (i) giving written notice to the Secretary of the Company; (ii) delivery of a properly completed later dated proxy; or (iii) attending the Annual Meeting and voting in person. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company or its transfer agent. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the Proxy Card by the shareholder or, if no instructions are indicated, will be voted FOR the slate of directors described herein, FOR the proposal to amend the Plan, FOR the proposal to approve and ratify the issuance of shares of Common Stock to be issued on conversion of the Series B Preferred Stock, FOR the proposal to approve the issuance of shares of Common Stock to the stockholders of Dedicated in accordance with the corporate governance requirements of the Nasdaq Stock Market and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgment of the proxy holders.

EXPENSES OF SOLICITATION

         The expense of soliciting proxies will be borne by the Company. The Company does not expect to pay any compensation for the solicitation of proxies but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies. Certain directors, officers and other employees of the Company, without additional compensation, may use their personal efforts, by personal interview, telephone, facsimile or otherwise, to obtain proxies in addition to solicitation by mail.


                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

         At the Annual Meeting, the shareholders will elect five directors to hold office for one-year terms or until successors have been elected and qualified or until any such director's earlier resignation or removal. Each nominee is presently available for election and is a member of the Board. If any nominee should become unavailable, which is not now anticipated, the persons voting the accompanying proxy may in their discretion vote for a substitute. The following table sets forth the name and age of each person nominated for election as a director; the principal occupation, business or employment of the nominee during the last five years; all other positions with the Company now held by the nominee and the name of any publicly-traded corporation of which the nominee is a director; and the date on which the nominee first became a director of the Company.

         THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

                                                 POSITIONS WITH THE COMPANY;
                                                PRINCIPAL OCCUPATIONS DURING                    DIRECTOR OF THE
NAME (AGE)                                  PAST FIVE YEARS; OTHER DIRECTORSHIPS                COMPANY SINCE
----------                                  ------------------------------------                ---------------

Robert E. Altenbach (53)                                                                             1997
                                  Partner with the law firm of Kutak Rock since May 1,
                                  1998.  General Counsel, Secretary and member of senior
                                  management team of Vista 2000, Inc. from March 1996
                                  until April 30, 1998.  Partner with the law firm of
                                  Johnson & Montgomery from 1995-1998.

Gregory G. Hardwick (54)                                                                             1997
                                  Certified Public Accountant in public practice
                                  since 1974.

Danny L. Pixler (51)                                                                                 1999
                                  President, CEO and Director of U.S. Trucking, Inc.
                                  since September 1998.  Other offices to predecessors
                                  and affiliates of U.S. Trucking, Inc. from March 1994.

W. Anthony Huff (38)                                                                                 1999
                                  Chairman of the Board of the Company since December
                                  1999.  Executive Vice President and Chairman of the
                                  Board of U.S. Trucking, Inc. since September 1998.
                                  Other offices and administrative services to
                                  predecessors and affiliates of U.S. Trucking, Inc. from
                                  March 1995.  President of United Acquisition Corp II, a
                                  company formed to acquire companies in the trucking
                                  business from November 1995 to January 1997.

Dennis A. Bakal (55)                                                                                 1990
                                  President and Chief Executive Officer of the Company.
                                  Chairman of the Board from 1990 until December 1999.


DIRECTOR COMPENSATION

         In March 1998, the Company's Board of Directors adopted and approved the Professional Transportation Group Ltd., Inc. 1998 Director Stock Option Plan (the "1998 Director Plan"). The 1998 Director Plan provides for the granting of non-qualified stock options to non-employee directors of the Company. The 1998 Director Plan authorizes the issuance of up to 100,000 shares of Common Stock pursuant to options having an exercise price equal to the fair market value of the Common Stock on the date of grant. The 1998 Director Plan contains provisions providing for adjustment of the number of shares available for option and subject to unexercised options in the event of stock splits, dividends payable in Common Stock, business combinations or certain other events affecting the Common Stock. The Board administers the 1998 Director Plan subject to certain limitations.

         The 1998 Director Plan provides for the grant of options to purchase 2,000 shares to each non-employee director of the Company on the date of the adoption of the 1998 Director Plan, 2,000 shares upon a non-employee director's re-election or initial appointment to the Board and 1,000 shares to each non-employee director of the Company who serves as a member of a committee of the Board. All of the options will be granted at an exercise price equal to the fair market value of the Common Stock on the date the options are granted. Each option shall be exercisable in full beginning six months after the date of grant and shall expire five years after the date of grant, unless canceled sooner as a result of termination of service or death, unless such option is fully exercised prior to the end of the option period. As of March 31, 2000, options to acquire 18,000 shares of Common Stock were outstanding under the 1998 Director Plan.

         In addition, the Company has paid all travel expenses and reimbursed the directors for their out of pocket expenses related to their services as directors. Directors also receive a cash fee of $750 per meeting for their services as directors of the Company.

BOARD MEETINGS AND COMMITTEES

         The Board met or acted by written consent 10 times during the fiscal year ended December 31, 1999. Standing committees of the Board currently include: an Audit Committee and a Compensation Committee. Each director attended at least 75% of all Board and relevant committee meetings during the year ended December 31, 1999.

         Messrs. Altenbach and Hardwick are presently the members of the Audit Committee. The Audit Committee met once during the year ended December 31, 1999. The principal functions of the Audit Committee are reviewing the Company's internal controls and the objectivity of its financial reporting, making recommendations regarding the Company's employment of independent auditors and reviewing the annual audit with the auditors.

         Messrs. Altenbach and Hardwick are presently the members of the Compensation Committee. Neither Mr. Altenbach nor Mr. Hardwick has been an officer or an employee of the Company at any time. The Compensation Committee (through the Board) met or acted by written consent twice during the year ended December 31, 1999. The functions of the Compensation Committee are to review and set the compensation of the Company's Chief Executive Officer and certain of its most highly compensated officers, including salaries, bonuses and other incentive plans, stock options and other forms of compensation, and to administer the Plan. See "Report of the Compensation Committee on Executive Compensation."

         The Company does not maintain a standing nominating committee or other committee performing a similar function.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of April 30, 2000 with respect to the beneficial ownership of the Common Stock by: (i) each director; (ii) each executive officer named in the Summary Compensation Table;
(iii) each shareholder known by the Company to be a beneficial owner of more than 5% of the Common Stock; and (iv) all executive officers and directors as a group. Unless otherwise indicated, each of the shareholders listed below exercises sole voting and dispositive power over the shares.

                                                                                  SHARES BENEFICIALLY
                                                                                        OWNED (1)
                                                                          -----------------------------------
                                                                               NUMBER             PERCENT
                                                                          ---------------       -------------

Dennis A. Bakal(2)...................................................           1,000,000              13.7%
Linda K. Roberts(3)..................................................             182,500               2.8%
Susan P. Dial(4).....................................................              27,550                  *
William M. Kelly(5)..................................................             157,500               2.4%
Stanley E. Laiken(6).................................................              81,250               1.3%
Robert E. Altenbach(7)...............................................               6,000                  *
Gregory G. Hardwick(8)...............................................              27,400                  *
Danny L. Pixler(9)...................................................           2,500,000              39.8%
W. Anthony Huff(9)...................................................           2,500,000              39.8%
Logistics Management LLC(10).........................................           2,500,000              39.8%
All directors and executive officers as a group (7 persons)..........           3,982,800              50.5%

---------------------------
*     Represents less than 1%.

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial" owner of securities if he or she has or shares the power to vote or direct the voting of such securities or the power to dispose or direct the disposition of such securities. A person is also deemed to be a beneficial owner of any securities which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities.
(2) Consists of options to acquire 750,000 and 250,000 shares of Common Stock, which are currently exercisable at exercise prices of $0.50 and $1.75 per share, respectively.
(3) Consists of (1) 2,500 shares owned by this shareholder and (2) options to acquire 70,000, 100,000 and 10,000 shares of Common Stock, which are currently exercisable at exercise prices of $0.15, $2.97 and $1.44 per share, respectively. Does not include options to acquire 30,000 shares which are not exercisable within 60 days of the date of this Proxy Statement with an exercise price of $1.44 per share.
(4) Consists of (1) 2,500 shares owned by this shareholder and (2) options to acquire 20,000, 50 and 5,000 shares of Common Stock, which are currently exercisable at an exercise price of $2.97, $2.69 and $1.44 per share, respectively. Does not include options to acquire 15,000 shares which are not exercisable within 60 days of the date of this Proxy Statement with an exercise price of $1.44 per share.
(5) Consists of (1) 2,500 shares owned by this shareholder and (2) options to acquire 70,000, 75,000 and 10,000 shares of Common Stock, which are currently exercisable at exercise prices of $0.15, $2.97 and $1.44 per share, respectively. Does not include options to acquire 30,000 shares which are not exercisable within 60 days of the date of this Proxy Statement with an exercise price of $1.44 per share.
(6) Consists of (1) 2,500 shares owned by this shareholder and (2) options to acquire 70,000 and 8,750 shares of Common Stock, which are currently exercisable at exercise prices of $0.15 and $1.44 per share, respectively. Does not include options to acquire 26,250 shares which are not exercisable within 60 days of the date of this Proxy Statement with an exercise price of $1.44 per share.
(7) Consists of options to acquire 2,000 and 4,000 shares of Common Stock, which are currently exercisable at exercise prices of $2.58 and $1.50 per share, respectively.
(8) Consists of (1) 20,100 shares held directly; (2) 1,300 shares held for the benefit of Mr. Hardwick's grandson; and (3) options to acquire 2,000 and 4,000 shares of Common Stock, which are currently exercisable at exercise prices of $2.58 and $1.44 per share, respectively.
(9) Represents shares owned by Logistics Management LLC. Messrs. Huff and Pixler are the principals of Logistics Management LLC.
(10) Based solely on the Schedule 13D, dated January 11, 2000, filed by Logistics Management LLC. The address of this shareholder is 10602 Timberwood Circle, Suite 9, Louisville, Kentucky 40223.

EXECUTIVE COMPENSATION

         The following table summarizes the compensation paid or accrued by the Company for services rendered during the years indicated to the Company's Chief Executive Officer. No other executive officer's total salary and bonus exceeded $100,000 during the year ended December 31, 1999. The Company did not grant any stock appreciation rights or make any long-term incentive plan payouts during the periods shown.

                                            SUMMARY COMPENSATION TABLE
                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                ANNUAL COMPENSATION                           AWARDS
                                -----------------------------------------------------    ---------------
                                                                            OTHER           SECURITIES            ALL
                                                                           ANNUAL           UNDERLYING           OTHER
                                YEAR       SALARY($)     BONUS($)(1)     COMPENSATION    OPTIONS/SARS (2)   COMPENSATION ($)
                                ----       ---------     -----------     ------------    ----------------   ----------------
Dennis A. Bakal
  Chairman of the Board and
  Chief Executive Officer....   1999        300,000          ---          23,101(3)              ---                 ---
                                1998        300,000          ---          16,488(4)              ---                 ---
                                1997        150,000          ---          25,231(5)          250,000                 ---

--------------------

(1) Bonuses for each year include amounts earned for that year, even if paid in the subsequent year, and exclude bonuses paid during that year but earned for a prior year.

(2)      All figures in this column reflect options to purchase shares of Common
         Stock.

(3)      Consists solely of payments made on Mr. Bakal's automobile.

(4) Includes $14,568 for payments made on Mr. Bakal's automobile and $1,920 for country club dues.

(5) Includes $9,811 for payments made on Mr. Bakal's automobile, $13,500 for a country club membership and $1,920 for country club dues.


OPTION GRANTS IN LAST FISCAL YEAR

         There were no grants of options of the Company's Chief Executive Officer during 1999.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table sets forth the number of options and the value of options held by the named executive officer as of December 31, 1999.

                               AGGREGATE OPTION/SAR EXERCISE IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF UNEXERCISED
                                                 SECURITIES UNDERLYING                  VALUE OF UNEXERCISED
                                                OPTIONS AT FISCAL YEAR                 IN-THE-MONEY OPTIONS AT
                                                        END (#)                        FISCAL YEAR END ($)(1)
                                            -------------------------------        -------------------------------
NAME                                        EXERCISABLE       UNEXERCISABLE        EXERCISABLE       UNEXERCISABLE
----                                        -----------       -------------        -----------       -------------

Dennis A. Bakal.........................      1,000,000           -                    $937,500          -

-------------------
(1) The closing price of the Common Stock on the Nasdaq SmallCap Market on December 31, 1999 was $1.75 per share.

EMPLOYMENT AGREEMENTS

         Bakal Agreement. On April 1, 1997, Mr. Bakal and the Company entered into an employment agreement (the "Bakal Agreement") pursuant to which he will serve as the Chief Executive Officer and President of the Company. The Bakal Agreement provides that Mr. Bakal will receive a base salary of not less than $300,000 per year and an annual bonus as determined by the Compensation Committee based upon achievement of targeted levels of performance and such other criteria as the Compensation Committee shall establish from time to time. In addition, he may participate in the Company's 1996 Stock Option Plan (the "Plan"), and will receive health insurance for himself and his dependents, long-term disability insurance, civic and social club dues, use of an automobile owned or leased by the Company and other benefits of similarly situated employees. Mr. Bakal's base salary may be increased upon a periodic review by the Board of Directors or the Compensation Committee. The Bakal Agreement has a term of three years and renews daily until either party fixes the remaining term at three years by giving written notice. The Company can terminate Mr. Bakal's employment upon his death or disability or for cause, and Mr. Bakal can terminate his employment for any reason within a 90-day period beginning on the 30th day after any occurrence of any change in control or within a 90-day period beginning on the one-year anniversary of the occurrence of any change of control. If Mr. Bakal's employment is terminated by the Company in breach of the Bakal Agreement or if Mr. Bakal terminates the Bakal Agreement for any reason after a change in control, the Company must pay Mr. Bakal one-twelfth of his annual base salary and bonus for each of 36 consecutive 30-day periods following the termination and must continue Mr. Bakal's life and health insurance until he reaches 65, and Mr. Bakal's outstanding options to purchase Common Stock would vest and become immediately exercisable.

         In the Bakal Agreement, the Company also granted Mr. Bakal, with respect to his shares of Common stock, piggyback and, after any termination of employment or if he is no longer a director of the Company, demand registration rights . Under the Bakal Agreement, Mr. Bakal agrees to maintain the confidentiality of the Company's trade secrets. Mr. Bakal agrees that for a period of two years, if he is terminated for cause, not to compete with or solicit employees or customers of the Company within the United States.

         Other Employment Agreements. On April 1, 1997, the Company entered into employment agreements with each of Messrs. Kelly and Laiken and Ms. Roberts (collectively, the "Other Agreements"). The Other Agreements provide for a minimum base salary per year of $100,000, $88,650 and $100,000, respectively, and an annual bonus as determined by the Chief Executive Officer and President based upon achievement of targeted levels of performance and such other criteria as he shall establish from time to time. In addition, each employee may participate in the Plan and will receive insurance and other benefits of similarly situated employees. Each of the Other Agreements has a term of three years and renews daily until either party fixes the remaining term at three years by giving written notice. The Company can terminate each of the agreements upon death or disability or for cause, and the employee can terminate employment for any reason within one year of a change in control with adequate justification. If the employee's employment is terminated by the Company for any reason within one year after a change in control or if the employee terminates the agreement with adequate justification, the Company must pay the employee one-twelfth of his or her base salary and bonus for each of 36 consecutive 30-day periods following the termination and must continue the employee's life and health insurance until age 65, and the employee's outstanding options to purchase Common Stock would vest and become immediately exercisable. Under the Other Agreements, each employee agrees to maintain the confidentiality of the Company's trade secrets. The employee also agrees for a period of one year, if he or she is terminated for cause or resigns without adequate justification, not to compete with or solicit employees or customers of the Company within the United States.

CERTAIN TRANSACTIONS

         Transactions with Dennis A. Bakal and Affiliates. In May 1996, the Company moved its operations to a facility leased to Professional Sales Group Ltd. ("PSG"), a company wholly-owned by Dennis A. Bakal. Under the terms of the sublease with PSG, the Company subleases certain portions of the facility from PSG at a competitive market rate and is committed to the facility for a period of seven years (the remaining term of PSG's lease with the owner, an unrelated third party). Currently, the Company pays rent of $15,000 per month. The sublease provides for escalations for items such as taxes and common area maintenance, with a scheduled rent increase for the last five years of the term. If Mr. Bakal finds suitable tenants to take the entire premises currently leased by PSG, it is his intention to terminate the sublease with the Company and move to other facilities. Currently, more than 40% of the space leased by PSG has been subleased to unrelated third parties.

         Certain credit facilities available to the Company have been guaranteed personally by Mr. Bakal. Pursuant to the employment agreement entered into by the Company and Mr. Bakal, the Company will use its best efforts to remove and cause to be terminated all guarantees provided by Mr. Bakal. Because the Company was unable to do so prior to December 31, 1997, the Company is obligated to compensate Mr. Bakal for providing such guarantees. Mr. Bakal waived any such payment in 1999.

         Mr. Bakal has personally guaranteed a portion of the PSG facilities lease and many of the equipment operating leases and other liabilities of the Company and its subsidiaries. In the past, Mr. Bakal has personally provided loans and advances to and has borrowed funds from the Company on an informal basis. Certain of the loans and advances have been repaid, converted to equity or remain unpaid at the present time. As of December 31, 1999, the Company had a net receivable from Mr. Bakal of $231,799.

         On December 31, 1996, PTG, Inc. (a wholly owned subsidiary of the Company) purchased, in a nonmonetary exchange, the assets of Rapid Transit ("Rapid"), and certain other physical assets from a group of companies owned by Mr. Bakal. As consideration for the purchase, PTG assumed accounts payable associated with Rapid from these entities. In addition, PTG agreed to pay to a related party 5% of the gross sales of Rapid for a period of five years. At December 31, 1999, the obligation under this agreement was approximately $51,000. Certain assets of Rapid were sold during 1999 and no additional obligation was accrued for 1999.

         Mr. Bakal, as the majority owner of the Company (until December 3, 1999) and other entities, directs the operations of the various entities and the transactions between them. All long-term financial commitments of the Company and its subsidiaries with Mr. Bakal and/or other companies controlled by him are subject to written agreements at terms, in the opinion of management, comparable to arms-length, third-party transactions of a similar nature.

         The Company believes that all the foregoing related-party transactions were on terms no less favorable to the Company than could reasonably be obtained from unaffiliated third parties. The Company has adopted a policy whereby all future transactions with affiliates must be approved by a majority of disinterested directors of the Company and on the terms no less favorable to the Company than those that are generally available from unaffiliated third parties.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act") that might incorporate this Proxy Statement or future filings with the Commission, in whole or in part, the following report and the Stock Performance Chart which follows shall not be deemed to be incorporated by reference into any such filing.

         The Compensation Committee (the "Committee") consists of the following members of the Board: Robert E. Altenbach and Gregory G. Hardwick. The Committee reviews and determines the Company's executive compensation objectives and policies and administers the Plan. The Committee reviews and sets the compensation of the Company's Chief Executive Officer and certain other highly compensated executive officers.

         The objectives of the Company's executive compensation program are to:
(i) attract, retain and motivate highly talented and productive executives; (ii) provide incentives for superior performance by paying above-average compensation; and (iii) align the interests of the executive officers with the interests of the Company's shareholders by basing a significant portion of compensation upon the Company's performance. The Company's executive compensation program combines the following three components, in addition to the benefit plans offered to all employees: base salary (including cash provided for automobile allowances); annual bonus; and long-term incentive compensation consisting of stock option grants. Each component of the Company's executive compensation program serves a specific purpose in meeting the Company's objectives.

         It is the Company's policy to set base salary levels, annual bonuses and long-term incentive compensation above an average of select corporations to which the Company compares its executive compensation. The Company selects such corporations on the basis of a number of factors, such as their size and complexity, the nature of their businesses, the regions in which they operate, the structure of their compensation programs (including the extent to which they rely on bonuses and other contingent compensation) and the availability of compensation information. The corporations with which the Company compares its compensation are not necessarily those included in the indices used to compare the shareholder return in the Stock Performance Graph. Further, the corporations selected for such comparison may vary from year to year based upon market conditions and changes in both the Company's and the corporations' businesses over time. The Company believes that above-average compensation levels are necessary to attract and retain high caliber executives necessary for the successful conduct of the Company's business.

         Base salary. The Committee annually reviews the salaries of the Company's executives. When setting base salary levels, in a manner consistent with the objectives outlined above, the Committee considers competitive market conditions for executive compensation, Company performance and individual performance.

         The measures of individual performance considered in setting 2000 salaries will include, to the extent applicable to an individual executive officer, a number of quantitative and qualitative factors such as the Company's historical and recent financial performance in the principal area of responsibility of the officer (including such measures as gross margin, net income, sales, customer count and market share), the individual's progress toward non-financial goals within his area of responsibility, individual performance, experience and level of responsibility and other contributions made to the Company's success. The Committee has not found it practicable, nor has it attempted, to assign relative weights to the specific factors used in determining base salary levels, and the specific factors used may vary among individual officers. As is typical for most corporations, payment of base salary is not conditioned upon the achievement of any specific, pre-determined performance targets.

         Annual bonus. The Company's cash bonus program seeks to motivate executives to work effectively to achieve the Company's financial performance objectives and to reward them when those objectives are met. Executives bonus payments are based upon the overall profitability of the Company.

         Long-term incentive compensation. The Company believes that option grants: (i) align executives interests with shareholder interests by creating a direct link between compensation and shareholder return; (ii) give executives a significant, long-term interest in the Company's success; and (iii) help retain key executives in a competitive market for executive talent.

         The Plan authorizes the Committee to grant stock options to executives. Option grants are made from time to time to executives whose contributions have or will have a significant impact on the Company's long-term performance. The Company's determination of whether option grants are appropriate each year is based upon individual performance measures established for each individual. Options are not necessarily granted to each executive during each year. Generally, options granted to executive officers will vest in equal annual installments over a period of three to four years and expire ten years from the date of grant.

         Benefits. The Company believes that it must offer a competitive benefit program to attract and retain key executives. During 1999, the Company provided medical and other benefits to its executive officers that are generally available to the Company's other employees.

         Compensation of the Chief Executive Officer.

         The Chief Executive Officer's compensation plan includes the same elements and performance measures as the plans of the Company's other executive officers. The Compensation Committee believes that Mr. Bakal's total compensation reflects the unique contributions that he makes to the Company's long-term strategic performance. Mr. Bakal was not awarded a bonus for the year ended December 31, 1999. For the year ended December 31, 2000, Mr. Bakal's base salary will be $300,000, which is the same base salary as was paid Mr. Bakal during 1999. The Committee believes that such salary is appropriate based upon the Company's financial performance, including earnings per share, revenue growth and cash flow from operations.

                  Submitted by:     Robert E. Altenbach
                                    Gregory G. Hardwick

STOCK PERFORMANCE GRAPH

         The chart below compares the cumulative total shareholder return on the Common Stock with the cumulative total return on the Nasdaq (U.S. Companies) Index and the Nasdaq Transportation and Trucking Stock Index for the period commencing June 20, 1997 (the first day of trading of the Common Stock as a result of the Company's initial public offering) and ending December 31, 1999, assuming an investment of $100 and the reinvestment of any dividends. The base price for the Company's stock is the initial public offering price of $6.00 per share. The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Common Stock.

                                                              6/20/97        12/31/97      12/31/98       12/31/99
                                                           ----------      ----------    ----------     -----------

Professional Transportation Group Ltd., Inc.               $   100.00      $    63.00    $    42.00     $     29.00
Nasdaq (U.S. Companies)                                    $   100.00      $   109.00    $   154.00     $    278.00
Nasdaq Transportation and Trucking                         $   100.00      $   115.00    $   102.00     $    110.00

         PROPOSAL NO. 2: APPROVAL AND RATIFICATION OF THE ADOPTION OF AN
                             AMENDMENT TO THE PLAN

         On April 6, 2000, the Board approved an amendment to the Plan to increase the number of shares available for issuance as incentive stock options or non-qualified options under the Plan from 2,000,000 to 3,000,000. At the Annual Meeting, the shareholders are being asked to approve and ratify such increase in shares available for issuance under the Plan and the other amendments. The Board believes that the adoption of the amendments to the Plan will foster good employee relations and encourage and assist employees of the Company to acquire an equity interest in the Company, as well as simplify the procedure of amending the Plan, saving the Company the time and expenses involved with obtaining routine shareholder approval. In addition, the Board believes the utilization of the Plan helps align employee interest with other shareholders and helps provide for the future financial security of the Company's employees. The Plan should thereby be helpful in attracting, retaining and motivating employees. The details of the Plan are described below. A copy of the amendment to the Plan is attached to this Proxy Statement as Exhibit A.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE PLAN.

DESCRIPTION OF THE PLAN, AS AMENDED

         In February 1996, the Board adopted, and the Company's shareholders approved, the Plan. The Plan originally provided for the issuance of 1,500,000 shares of the Common Stock upon the exercise of options. The Plan was amended in March 1998 by the Board and ratified by the shareholders in May 1998 to increase from 1,500,000 to 2,000,000 the number of shares available for issuance and to provide that the number of shares of Common Stock available for issuance thereunder shall be automatically increased on the first trading day of each calendar year by three percent of the number of shares outstanding on the preceding trading day. Finally, the Plan was amended to change the amendment requirements to the Plan. The Plan formerly required shareholder approval of all increases in options available for grant under the Plan. As amended, the Plan provides that shareholder approval is only required for increases of shares issuable pursuant to incentive stock options ("ISOs")(other than increases pursuant to the automatic increase described above) and for changes in the class of employees eligible to receive ISOs under the Plan. As of April 30, 2000, options to acquire approximately 2,118,360 shares were outstanding under the Plan. Mr. Bakal holds options under the Plan to purchase 1,000,000 shares of Common Stock. The purpose of the Plan is to advance the interests of the Company, its subsidiaries and its shareholders by affording certain employees of the Company and its subsidiaries and other key persons an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the options and restricted stock awards is to promote the growth and profitability of the Company and its subsidiaries because the recipients of options or restricted stock awards will have an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company. Persons eligible to participate in the Plan consist of all employees of the Company or any subsidiary and other key persons whose participation in the Plan the Committee determines to be in the best interests of the Company. Options granted under the Plan may be ISOs, which are intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options, which are not intended to meet such requirements ("Non-Qualified Options"). ISOs must have terms of ten years or less from the date of grant and the fair market value of ISOs that may be exercised for the first time during any year may not exceed $100,000 based on the fair market value on the date of grant. The Plan is administered by the Compensation Committee (the "Committee"), having the duties and authorities set forth in such Plan in addition to any other authority granted by the Board. The Committee has the full power and authority, in its discretion, subject to the provisions of the Plan, to interpret such Plan, to prescribe, amend, and rescind rules and regulations relating to them, to determine the details and provisions of each stock option agreement and restriction agreement, and to make all other determinations necessary or advisable for the administration of such Plan, including, without limitation, the amending or altering of such Plan and any options or restricted stock awards granted thereunder, as may be required to comply with or to conform to any federal, state, or local laws or regulations. The Committee, in its discretion, selects the recipients of awards and the number of shares or options granted thereunder and determines other matters such as (i) vesting schedules, (ii) the exercise price of options (which cannot be less than 100% of the fair market value of the Common Stock on the date of grant for ISOs) and (iii) the duration of awards (which cannot exceed ten years from the date of grant or modification of the option).

         The aggregate number of shares of Common Stock reserved for the issuance of options and restricted stock awards under the Plan will be 3,000,000 shares, subject to adjustment in accordance with the Plan. Any or all shares of Common Stock subject to the Plan may be issued in any combination of ISOs, Non-Qualified Options or restricted stock awards, and the amount of Common Stock subject to the Plan may be increased from time to time as provided therein. Shares subject to an option or issued as a restricted stock award may be either authorized and unissued shares or shares issued and later reacquired by the Company. The shares covered by any unexercised portion of an option that has terminated for any reason, or any forfeited portion of a restricted stock award, may again be optioned or awarded under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Common Stock remaining available for options or restricted stock awards under the Plan.

CERTAIN FEDERAL INCOME TAX EFFECTS

         The following discussion of the federal income tax consequences of the Plan is intended to be a summary of applicable federal income tax law. State and local tax consequences may differ.

         ISOs. A participant is not taxed on the grant or exercise of an ISO. However, the difference between the fair market value of the shares on the exercise date and the exercise price will be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the participant's gain, if any, by a subsequent disposition of such shares will be treated as long term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the participant's basis in the shares (which generally equals the exercise price). If the participant disposes of stock acquired pursuant to exercise of an ISO before satisfying the one and two year holding periods described above, the participant will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the participant's adjusted basis in the stock (usually the option exercise price) or
(ii) the difference between the fair market value of the stock on the exercise date and the option exercise price. The balance of the consideration received on such disposition will be long term capital gain if the stock had been held for at least one year following exercise of the ISO. The Company is not entitled to an income tax deduction on the grant or the exercise of an ISO or on the participant's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to an income tax deduction in the year the participant disposes of the shares, in an amount equal to the ordinary income recognized by the participant.

         Non-Qualified Options. Generally, a participant is not taxed on the grant of a Non-Qualified Option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date of the exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the participant as ordinary income. Any gain on subsequent disposition of the shares is long term capital gain if the shares are held for at least one year following exercise. The Company does not receive an income tax deduction for this gain.

         Restricted Stock. Generally, and except as noted below, the grant of restricted stock is not taxable at the time of the grant. Instead, at the time restricted stock vests or becomes transferable, an employee will recognize ordinary income equal to (i) the excess of the fair market value of such restricted stock on the date the shares vest over (ii) the price, if any, paid for such restricted stock. An employee may, however, elect to recognize income as of the date of grant of the restricted stock, in an amount equal to (i) the excess of the fair market value of the restricted stock on the date of grant over (ii) the price, if any, paid for the restricted stock. If such an election is made, no additional income will be recognized at the time the stock vests or becomes transferable. In the event of a subsequent forfeiture of the shares, an employee making such an election may be able to recognize a capital loss with respect to the amount, if any, paid for such restricted stock, but only to the extent such amount exceeds the amount realized by such employee on such forfeiture. The employee will not be able to recognize a loss for tax purposes with respect to the excess of fair market value over the purchase price which was previously included in income. Dividends paid on the shares of restricted stock before they vest will be taxed to the employee either as additional compensation or, if the employee has made the election described above, as dividend income.

      PROPOSAL NO. 3: PROPOSAL TO APPROVE THE ISSUANCE OF SUFFICIENT NUMBER
             OF SHARES OF COMMON STOCK TO PERMIT CONVERSION OF THE
                 COMPANY'S SERIES B CONVERTIBLE PREFERRED STOCK
                        INTO COMMON STOCK OF THE COMPANY

SUMMARY OF THE SALE OF SERIES B PREFERRED STOCK

         On April 28, 2000, the Company entered into a Convertible Preferred Stock and Warrants Purchase Agreement (the "Purchase Agreement") with eight accredited investors for the private placement of its Series B Convertible Preferred Stock (the "Series B Preferred Stock) and 266,666 warrants (the "Warrants"). The following discussion, in part, summarizes the principal features of the Purchase Agreement, a copy of which is attached hereto as "Exhibit B" to this Proxy Statement. Although this Proxy Statement contains a summary of the relevant principal terms of the Purchase Agreement, including terms with respect to conversion of the Series B Preferred Stock, this summary discussion is not intended to be complete and reference should be made to Exhibit B to this Proxy Statement for the complete text of the Purchase Agreement.

         At a meeting held on April 6, 2000, the Board of Directors considered a range of alternative sources of financing prior to approving the terms of the Purchase Agreement. The Board evaluated the Company's need for funds in order to complete a proposed acquisition, and for general working capital purposes. At the April 6, 2000 meeting, the Board also considered the benefits and risks of raising funds based, in part, on future market prices relative to other alternatives, and concluded that the terms set forth in the Purchase Agreement were in the best interests of the Company and represented the best alternative available to the Company to meet its immediate funding needs.

         The sale of the Series B Preferred Stock was consummated on May 17, 2000. The Warrants are exercisable commencing on May 17, 2000, and for three years thereafter for the purchase of one share of Common Stock per Warrant (the "Warrant Shares"), at an exercise price of $4.00 per share.

         The Series B Preferred Stock is entitled to cash dividends of 6% per annum, payable semi-annually on June 30 and December 31 of each year, commencing June 30, 2000. The Series B Preferred Stock is not entitled to any voting rights, except that at least 85% in interest of the outstanding Series B Preferred Stock must approve (i) modifying or changing the rights, preferences or terms of the Series B Preferred Stock; (ii) create any new class or series of capital stock having parity with or a preference over the Series B Preferred Stock; (iii) increase the authorized number of shares of Series B Preferred Stock or (iv) undertake or omit to undertake any act which would result in taxation of the holders of Series B Preferred Stock.

         The Series B Preferred Stock holders are entitled to receive a liquidation preference equal to the purchase price per share, plus all accrued but unpaid dividends upon a liquidation, dissolution or winding up of the Company as well as a sale or disposition of all or substantially all of the Company's assets or the consolidation, merger or other business combination in which more than 50% of the voting power of the Company is transferred.

         Holders of the Series B Preferred Stock have the option of converting the Series B Preferred Stock into Common Stock of the Company at a conversion price (the "Conversion Price") equal to the lesser of (i) ninety percent (90%) of the average of the three lowest closing bid prices for the twenty-two (22) consecutive trading days prior to the date of conversion and (ii) $4.00 per share. The Conversion Price may not be lower than $1.00 per share if the Company meets certain revenue, net income and cash projections for the quarters ending June 30, September 30 and December 31, 2000 and April 30, 2001.

         The Company had 6,880,626 shares of Common Stock were issued and outstanding as of May 17, 2000, the date of the closing of the sale of the Series B Preferred Stock. In order to ensure continued compliance with the applicable rules of Nasdaq, the Purchase Agreement governing the terms of the conversion of the Series B Preferred Stock expressly provides for issuance of no more than an aggregate of Warrant Shares and shares authorized for issuance upon conversion of the Series B Preferred Stock (the "Conversion Shares") representing 19.9% of the issued and outstanding shares on the date of the Purchase Agreement. The Company's Common Stock is traded on the Nasdaq SmallCap Market. Pursuant to the rules of the Nasdaq SmallCap Market, shareholder approval is required for the issuance of a number of shares equal to or more than 20% of the outstanding Common Stock at a price which is less than the greater of the book value or market value. The amount of Conversion Shares required to permit full conversion, although not presently determinable, may represent a number of shares which exceeds 20% of the issued and outstanding shares of Common Stock.

         The Company is therefore seeking shareholder approval of the issuance of a sufficient number of shares of Common Stock, in order to permit full conversion of the Series B Preferred Stock, in order to satisfy shareholder approval requirements under Nasdaq rules in case, upon such full conversion, the amount of Conversion Shares issued together with the Warrant Shares, would represent more than 20% of the issued and outstanding shares of Common Stock. The number of shares for which this approval is sought cannot be estimated at this time because computation of the number of shares is subject to a price-based adjustment mechanism, the Conversion Price, which causes the number of shares issuable to be dependent on future events, principally consisting of the future trading prices of the Common Stock in the marketplace and the conversion decisions made by the holders of the Series B Preferred Stock.

         In addition, the Company has agreed to file a registration statement with respect to the Conversion Shares and the Warrant Shares within 60 days of the date of the Purchase Agreement. The application of the Conversion Price formula to the Series B Preferred Stock will cause the number of shares of Common Stock to be issued upon full conversion to vary inversely with the market price of the Common Stock. A significant drop in trading price would result in the issuance of a greater number of shares of stock, which would result in greater dilution to existing shareholders. If the Series B Preferred Stock had been converted on May 18, 2000, the Conversion Price would be $1.99 per share, based on the Conversion Price formula. If the Series B Preferred Stock were fully converted by the holders at that Conversion Price, assuming shareholder approval, the Company would have issued 2,160,804 shares of Common Stock upon conversion. To the extent the Conversion Price is less than $1.99 per share, the Company would issue more shares of stock resulting in greater dilution to existing shareholders. Conversely, if the Conversion Price were higher on the date of conversion, the Company would issue fewer shares of stock. The information presented above is not intended to constitute a prediction as to the future market price of the Common Stock or as to when or if holders of the Series B Preferred Stock will elect to convert the Series B Preferred Stock.

         Under Georgia law, the Company's Board of Directors has the authority, without shareholder approval, to issue the Series B Preferred Stock and to issue additional shares of Common Stock upon conversion of the Series B Preferred Stock. Shareholders are not entitled to dissenters rights or appraisal rights in connection with the sale of the Series B Preferred Stock. In addition, shareholders have no preemptive rights in connection with the sale of the Series B Preferred Stock, or the issuance of additional shares of Common Stock upon conversion of the sale of the Series B Preferred Stock.

         If the issuance of a sufficient number of shares to permit full conversion is not approved, the Company will not be permitted to issue more than 1,376,125 shares of Common Stock upon any conversion. If this were to accrue, the Company will be obligated to honor a conversion request in excess of 19.9% in cash in an amount equal to 120% of the original purchase price, plus interest.

BOARD RECOMMENDATION AND REQUIRED VOTE

         The Board has unanimously approved the proposal to issue a sufficient number of shares of Common Stock to permit conversion of 100% of the Series B Preferred Stock into Common Stock of the Company. The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote thereon, present in person or by Proxy at the Annual Meeting, is required to permit this issuance. If the shareholders approve the proposal, there will be no further vote on the matter at the time of conversion. Shareholders will not be entitled to dissenters rights or appraisal rights in connection with conversions at the time of conversion.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ISSUANCE OF A NUMBER OF CONVERSION SHARES SUFFICIENT TO PERMIT FULL CONVERSION.


        PROPOSAL NO. 4: PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF THE
           COMPANY'S COMMON STOCK TO THE STOCKHOLDERS OF DEDICATED IN
                  ORDER TO COMPLY WITH THE CORPORATE GOVERNANCE
                     REQUIREMENTS OF THE NASDAQ STOCK MARKET

SUMMARY OF THE DEDICATED ACQUISITION

         On May 17, 2000, the Company acquired Dedicated Transportation Services, Inc., a California corporation ("Dedicated"). Dedicated, based in the Los Angeles, California metropolitan area, is a time-definite less-than-truckload transportation and logistics services company serving the 48 contiguous U.S. state.

         Dedicated was acquired pursuant to an Agreement and Plan of Merger dated May 17, 2000 (the "Merger Agreement") by and among, the Company, DTSI Acquisition, Inc., a wholly-owned subsidiary of the Company ("DTSI Acquisition"), Dedicated and the stockholders of Dedicated. The following discussion, in part, summarizes the principal features of the Merger Agreement, a copy of which is attached hereto as "Exhibit C" to this Proxy Statement. This summary is not intended to be complete and reference should be made to Exhibit C for the complete text of the Merger Agreement.

         Under the Merger Agreement, Dedicated merged with and into DTSI Acquisition. Under the terms of the Merger Agreement, the stockholders of Dedicated received 930,000 shares of the Company's Common Stock and the right to receive an additional 930,000 shares of Common Stock on or before September 1, 2000. Because the aggregate number of shares being issued exceeds 20% of the number of shares of the Company's Common Stock outstanding on the date of the Merger Agreement, pursuant to the corporate governance requirements of the Nasdaq Stock Market, the Company's shareholders are being asked at the Annual Meeting to approve the issuance of the shares. In the event that shareholder approval is not obtained, the Company will be required to pay the deficit in number of shares exceeding 20% in cash, with a deemed value of $5.00 per share. As of the date of the Merger Agreement, the Company had 6,880,626 shares of Common Stock outstanding. Therefore, as of that date, the Company could issue 1,276,125 shares of Common stock to the Dedicated stockholders without having to comply with the corporate governance requirements of the Nasdaq Stock Market. The Company's shareholders are not being asked to approve the acquisition of Dedicated, rather they are being asked solely to ensure the

Company's continued compliance with applicable Nasdaq rules and approve the issuance of shares of the Company's Common Stock that are to be issued to the stockholders of Dedicated which exceeded the number equal to 20% of the number outstanding on the date of the Merger Agreement.

         The Company has agreed to file a registration statement with the SEC to register all of the shares issued or to be issued to the stockholders of Dedicated no later than July 15, 2000.

         Under Georgia law, the Company's Board of Directors had the authority, without shareholder approval, to enter into and consummate the acquisition of Dedicated and to issue the shares of Common Stock as consideration for the purchase (except as provided above). The Company is required, however, to obtain shareholder approval pursuant to the corporate governance rules of the Nasdaq Stock Market. Shareholders are not entitled to dissenters rights or appraisal rights in connection with the issuance of the shares of Common Stock to the stockholders of Dedicated. In addition, shareholders have no preemptive rights in connection with the issuance of the shares of Common Stock to the stockholders of Dedicated.

         If shareholder approval of issuance of the shares to the stockholders of Dedicated is not obtained, the Company will be required under the Merger Agreement to pay to the stockholders of Dedicated approximately $2.4 million, which represents the number of shares in excess of 20% outstanding on the date of the Merger Agreement multiplied by $5.00 per share.

BOARD RECOMMENDATION AND REQUIRED VOTE

         The Board has unanimously approved the acquisition of Dedicated, including the issuance of 1.86 million shares of Common Stock to its stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote thereon, present in person or by Proxy at the Annual Meeting, is required to permit the issuance as described above.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ISSUANCE OF SHARES TO THE STOCKHOLDERS OF DEDICATED IN ORDER FOR THE COMPANY TO COMPLY WITH THE CORPORATE GOVERNANCE REQUIREMENTS OF THE NASDAQ STOCK MARKET.

                          COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the SEC and Nasdaq. Officers, directors and greater than 10% beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that, during the year ended December 31, 1999, its executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                              INDEPENDENT AUDITORS

         The Company selected the firm of Yohalem, Gilman & Company to serve as the independent auditors for the Company for the year ended December 31, 1999. This is the first year that this firm has served as the auditors for the Company. Representatives of Yohalem, Gilman & Company are expected to be present at the Annual Meeting and will be accorded the opportunity to make a statement, if they so desire, and to respond to appropriate questions.

                                  OTHER MATTERS

         The Board knows of no amendment or variation of the matters referred to in the Notice of the Annual Meeting and of no other business to be brought before the Annual Meeting. However, if any amendment, variation or other matter is properly brought before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. If any other matter should come before the Annual Meeting, action on such matter will be approved if the number of votes cast in favor of the matter exceeds the number opposed.

        SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

         Regulations of the Commission require Proxy Statements to disclose the date by which shareholder proposals must be received by the Company in order to be included in the Company's proxy materials for the next annual meeting. In accordance with these regulations, shareholders are hereby notified that if they wish a proposal to be included in the Company's Proxy Statement and form of proxy relating to the 2000 annual meeting, a written copy of their proposal must be received at the principal executive offices of the Company no later than January 18, 2001. To ensure prompt receipt by the Company, proposals should be sent certified mail return receipt requested. Proposals must comply with the proxy rules relating to stockholder proposals in order to be included in the Company's proxy materials.

                                  ANNUAL REPORT

         The Company's 1999 Annual Report to Shareholders (which includes the Company's Annual Report on Form 10-K) is concurrently being mailed to shareholders. The Annual Report contains consolidated financial statements of the Company and the report thereon of Yohalem, Gilman & Company, independent auditors.


DATED:  JUNE 1, 2000


         SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, POSTAGE FOR WHICH HAS BEEN PROVIDED. YOUR PROMPT RESPONSE WILL BE APPRECIATED.

                                    EXHIBIT A


                             SECOND AMENDMENT TO THE

                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

                             1996 STOCK OPTION PLAN


         WHEREAS, the Board of Directors and shareholders of Professional Transportation Group Ltd., Inc., a Georgia corporation (the "Company"), adopted the Professional Transportation Group Ltd., Inc. 1996 Stock Option Plan (the "Plan") in February 1996; and

         WHEREAS, the Board of Directors approved the First Amendment to the Plan in March 1998, which was ratified by the shareholders in May 1998, with such amendment, among other things, increasing the maximum number of shares subject to grant under the Plan to 2,000,000 from 1,500,000; and

         WHEREAS, the purpose of the Plan is to advance the interests of the Company, its subsidiaries and its shareholders by affording certain employees of the Company and its subsidiaries and other key persons an opportunity to acquire or increase their proprietary interests in the Company; and

         WHEREAS, effective April 6, 2000, the Board of Directors approved the following amendment to the Plan (the "Second Amendment") and recommend that such amendment be approved by the shareholders;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Defined Terms. Initially capitalized terms used in this Amendment, which are not otherwise defined by this Amendment, are used with the same meaning ascribed to such terms in the Plan.

         2.       Amendment.

                  a. The first paragraph of Section 5.1 of the Plan is amended to read as follows:

                           5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of
                                    Section 5.2 hereof, the maximum number of shares of Stock that may be issued hereunder shall be 3,000,000, and not more than 300,000 shares of Stock may be made subject to Options to any individual in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code. The number of shares of Stock available for issuance hereunder shall automatically increase on the first trading day each calendar year beginning January 1, 1999, by an amount equal to three percent (3%) of the shares of Stock outstanding on the trading day immediately preceding January 1; but in no event shall any such annual increase exceed 500,000 shares. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options, non-

                                    Incentive Stock Options or Restricted Stock, and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article IX. Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph), or any forfeited portion of an Award, may again be optioned or awarded under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option or award hereunder.

         3. Effectiveness. This Amendment shall not become effective unless and until such provisions are approved by at least a majority vote of the holders of the outstanding capital stock of the Company present, or represented, and entitled to vote on such matter at a meeting of shareholders duly called and convened within one year following the date hereof.

         4. Approval. Except as hereinabove amended and modified, the Plan is approved, ratified and affirmed without further modification or amendment.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of April 6, 2000, in accordance with the authority provided by the Board of Directors.

                                    PROFESSIONAL TRANSPORTATION GROUP
                                    LTD., INC.



                                    By: /s/ Dennis A. Bakal
                                        ---------------------------------------
                                    Name:  Dennis A. Bakal
                                    Title:  Chief Executive Officer

                                                                       EXHIBIT B



           CONVERTIBLE PREFERRED STOCK AND WARRANTS PURCHASE AGREEMENT

                                     BETWEEN

                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

                                       AND

                         THE INVESTORS SIGNATORY HERETO

         CONVERTIBLE PREFERRED STOCK AND WARRANTS PURCHASE AGREEMENT dated as of April 28, 2000 (the "Agreement"), between the Investors signatory hereto (each an "Investor" and together the "Investors"), and Professional Transportation Group Ltd., Inc., a corporation organized and existing under the laws of the State of Georgia (the "Company").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase in the aggregate, (i) $4,300,000 Stated Value of Convertible Preferred Stock (as defined below) and (ii) Warrants (as defined below) to purchase up to 266,666 shares of the Common Stock (as defined below) at Four Dollars ($4.00) per share.

         WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and/or 4(6) of the United States Securities Act and/or Regulation D ("Regulation D") and the other rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

Section 1.1. "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

Section 1.2. "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any Warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

Section 1.3. "Certificate of Designations" shall mean the Certificate of Designations setting forth the terms of the Convertible Preferred Stock in the form of Exhibit A hereto.

Section 1.4. "Closing" shall mean the closing of the purchase and sale of the Convertible Preferred Stock and Warrants pursuant to Section 2.1.

Section 1.5. "Closing Date" shall mean the date on which all conditions to the Closing have been satisfied (as defined in Section 2.1 (b) hereto) and the Closing shall have occurred.

Section 1.6. "Common Stock" shall mean the Company's common stock, no par value per share.

Section 1.7. "Conversion Shares" shall mean the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock and any shares of Common Stock issued as dividends upon the Convertible Preferred Stock.

Section 1.8. "Convertible Preferred Stock" shall mean the $4,300,000 Stated Value of Series B Convertible Preferred Stock, as described in the Certificate of Designations to be issued to the Investors pursuant to this Agreement.

Section 1.9. "Damages" shall mean any loss, claim, damage, judgment, penalty, deficiency, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

Section 1.10. "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in the Registration Rights Agreement.

Section 1.11. "Escrow Agent" shall have the meaning set forth in the Escrow Agreement.

Section 1.12. "Escrow Agreement" shall mean the Escrow Agreement in substantially the form of Exhibit D hereto executed and delivered contemporaneously with this Agreement.

Section 1.13. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.14.     "Legend" shall mean the legend set forth in Section 9.1.

Section 1.15. "Market Price" on any given date shall mean the average of the lowest three (3) closing bid prices on the Principal Market, or, at each Investor's option, on the pink sheets or any other trading market (as reported by Bloomberg L.P.) of the Common Stock during the twenty-two (22) consecutive Trading Day period ending on the Trading Day immediately prior to the date for which the Market Price is to be determined.

Section 1.16. "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, stock price or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Certificate of Designations or the Warrants in any material respect.

Section 1.17. "Outstanding" when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

Section 1.18. "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.19. "Principal Market" shall mean the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or the OTC Bulletin Board, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

Section 1.20. "Purchase Price" shall mean the Stated Value per share of Convertible Preferred Stock, as defined in the Certificate of Designations.

Section 1.21. "Registrable Securities" shall mean the Conversion Shares and the Warrant Shares until (i) the Registration Statement has been declared effective by the SEC, and all Conversion Shares and Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Conversion Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Conversion Shares and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Conversion Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

Section 1.22. "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor as of the Closing Date in the form annexed hereto as Exhibit C.

Section 1.23. "Registration Statement" shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Investors of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section 1.24. "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

Section 1.25.     "SEC" shall mean the Securities and Exchange Commission.

Section 1.26. "Section 4(2)" and "Section 4(6)" shall have the meanings set forth in the recitals of this Agreement.

Section 1.27. "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

Section 1.28.     "SEC Documents" shall mean the Company's Annual Report on
Form 10-K for the fiscal year ended December 31, 1999 and each report, proxy statement or registration statement filed by the Company with the SEC pursuant to the Exchange Act or the Securities Act since the filing of such Annual Report through the date hereof.

Section 1.29.     "Shares" shall have the meaning set forth in Section 1.16.

Section 1.30. "Stated Value" shall have the meaning set forth in the Certificate of Designations.

Section 1.31. "Trading Day" shall mean any day during which the Principal Market shall be open for business.

Section 1.32. "Warrants" shall mean the Warrants substantially in the form of Exhibit B to be issued to the Investors hereunder.

Section 1.33. "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrants.

                                   ARTICLE II

          PURCHASE AND SALE OF CONVERTIBLE PREFERRED STOCK AND WARRANTS

Section 2.1.      Investment.

         (a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors agree to purchase the Convertible Preferred Stock together with the Warrants at the Purchase Price on the Closing Date as follows:

                  (i) Upon execution and delivery of this Agreement, each Investor shall deliver to the Escrow Agent immediately available funds in their proportionate amount of the Purchase Price as set forth on the signature pages hereto, and the Company shall deliver the Convertible Preferred Stock certificates and the Warrants to the Escrow Agent, in each case to be held by the Escrow Agent pursuant to the Escrow Agreement.

                  (ii)     Upon satisfaction of the conditions set forth in
                           Section 2.1(b), the Closing ("Closing") shall occur at the offices of the Escrow Agent at which time the Escrow Agent (x) shall release the Convertible Preferred Stock and the Warrants to the Investors and
                           (y) shall release the Purchase Price to the

                           Company (after all fees have been paid as set forth in the Escrow Agreement), pursuant to the terms of the Escrow Agreement.

         (b) The Closing is subject to the satisfaction or waiver by the party to be benefited thereby of the following conditions:

                  (i) acceptance and execution by the Company and by the Investors, of this Agreement and all Exhibits hereto;

                  (ii) delivery into escrow by each Investor of immediately available funds in the amount of the Purchase Price of the Convertible Preferred Stock and the Warrants, as more fully set forth in the Escrow Agreement;

                  (iii) all representations and warranties of the Investors contained herein shall remain true and correct as of the Closing Date (as a condition to the Company's obligations);

                  (iv) all representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date (as a condition to the Investors' obligations);

                  (v) the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Convertible Preferred Stock and Warrants, or shall have the availability of exemptions therefrom;

                  (vi) the sale and issuance of the Convertible Preferred Stock and the Warrants hereunder, and the proposed issuance by the Company to the Investors of the Common Stock underlying the Convertible Preferred Stock and the Warrants upon the conversion or exercise thereof shall be legally permitted by all laws and regulations to which the Investors and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

                  (vii) delivery of the original fully executed Convertible Preferred Stock certificates and Warrants certificates to the Escrow Agent;

                  (viii) delivery to the Escrow Agent of an opinion of Smith, Gambrell & Russell, LLP, counsel to the Company, in the form of Exhibit E hereto;

                  (ix) delivery to the Escrow Agent of the Irrevocable Instructions to Transfer Agent in the form attached hereto as Exhibit F; and

                  (x) delivery to the Escrow Agent of the Registration Rights Agreement.

                  (xi) delivery to the Escrow Agent of the written agreements of each officer and director of the Company addressed to the Investors, agreeing to vote all shares of Common Stock over which they have voting control in favor of a shareholder proposal permitting the issuance of a number of Conversion

                           Shares in excess of 19.9% of the number of shares of Common Stock issued and outstanding on the Closing Date.

Section 2.2. Liquidated Damages. The parties hereto acknowledge and agree that the sums payable pursuant to the Registration Rights Agreement shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investors in connection with the failure by the Company to timely cause the registration of the Registrable Securities and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

Each Investor, severally and not jointly, represents and warrants to the Company that:

Section 3.1. Intent. The Investor is entering into this Agreement for its own account and not with a view to or for sale in connection with any distribution of the Common Stock. The Investor has no present arrangement (whether or not legally binding) at any time to sell the Convertible Preferred Stock, the Warrants, any Conversion Shares or Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Conversion Shares and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.2. Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Convertible Preferred Stock, the Warrants and the underlying Common Stock. The Investor acknowledges that an investment in the Convertible Preferred Stock, the Warrants and the underlying Common Stock is speculative and involves a high degree of risk.

Section 3.3. Authority. This Agreement and each agreement attached as an Exhibit hereto which is required to be executed by Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

Section 3.4. Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.5. Absence of Conflicts. The execution and delivery of this Agreement and each agreement which is attached as an Exhibit hereto and executed by the Investor in connection herewith, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by the Investor, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor or (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.6. Disclosure; Access to Information. The Investor has received all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed copies of all SEC Documents deemed relevant by Investor.

Section 3.7. Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and Warrants to the Investors that, except as set forth on the Disclosure Schedule prepared by the Company and attached hereto:

Section 4.1. Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Georgia and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more that fifty percent (50%) of or control any other business entity except as set forth in the SEC Documents. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section 4.2. Authority. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, and the Warrants and to issue the Convertible Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Certificate of Designations, the Convertible Preferred

Stock certificates and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Preferred Stock certificates and the Warrants have been duly executed and delivered by the Company and at the Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the Convertible Preferred Stock and for the exercise of the Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares and, upon any exercise of the Warrants, the Warrant Shares. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Preferred Stock and Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Certificate of Designations is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). The Company shall not seek judicial relief from its obligations hereunder except pursuant to the Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of the Convertible Preferred Stock and the exercise of the Warrants. The Company agrees, without cost or expense to the Investors, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

Section 4.3. Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, no par value; of which 6,930,626 shares are issued and outstanding as of April 12, 2000, and 100,000 shares of preferred stock, no par value; of which 217 shares of its Convertible Series A Preferred Stock are issued and outstanding. The Company has duly and validly designated 4,300 shares of its preferred stock as Series B Convertible Preferred Stock. Except for outstanding options and warrants as set forth in the SEC Documents, there are no outstanding Capital Shares Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. Except as set forth on Schedule 4.3, the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

Section 4.4. Common Stock. The Company has registered its Common Stock pursuant to Section 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the Nasdaq SmallCap Market and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing. The foregoing sentence is modified by the fact that the Company had received correspondence from the Principal Market dated January 7, 2000 and January 11, 2000 that it is now in full compliance with the Principal Market's continued listing requirements.

Section 4.5.      SEC Documents. The Company has made available to the
Investors true and complete copies of the SEC Documents. The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

Section 4.6. Exemption from Registration; Valid Issuances. Subject to the accuracy of the Investors' representations in Article III, the sale of the Convertible Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares will not require registration under the Securities Act and/or any applicable state securities law. When issued and paid for in accordance with the Warrants and validly converted in accordance with the terms of the Convertible Preferred Stock, the Conversion Shares and the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Convertible Preferred Stock, the Conversion Shares, the Warrants or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Certificate of Designations or the Warrants will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Convertible Preferred Stock, the Conversion Shares, the Warrants or the Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquire the Capital Shares or other securities of the Company. The Convertible Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares shall not subject the Investors to personal liability to the Company or its creditors by reason of the possession thereof.

Section 4.7. No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor, to the knowledge of the Company, any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Convertible Preferred Stock or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Convertible Preferred Stock, the Conversion Shares, the Warrants or the Warrant Shares under the Securities Act.

Section 4.8. No Conflicts. Except as set forth on Schedule 4.8, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of and payment of dividends upon the Convertible Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares, do not and will not (i) result in a violation of the Company's Articles of Incorporation or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under any federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Convertible Preferred Stock or the Warrants in accordance with the terms hereof (other than any SEC, Principal Market or state securities filings that may be required to be made by the Company subsequent to Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Principal Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

Section 4.9. No Material Adverse Change. Since December 31, 1999, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

Section 4.10.     No Undisclosed Events or Circumstances. Since December
31, 1999, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

Section 4.11. No Integrated Offering. Other than pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options, or pursuant to its discussion with the Investors in connection with the transactions contemplated hereby, the Company has not issued, offered or sold the Convertible Preferred Stock, the Warrants or any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Convertible Preferred Stock, the Warrants or Common Stock, or any securities convertible into a exchangeable or exercisable for the Convertible Preferred Stock or Common Stock or any such other securities) within the six-month period next preceding the date hereof, and the Company shall not permit any of its directors, officers or affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any Person of the Convertible Preferred Stock, Warrants or shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Investors of the Convertible Preferred Stock (and the Conversion Shares) or the Warrants (and the Warrant Shares) as contemplated by this Agreement.

Section 4.12. Litigation and Other Proceedings. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

Section 4.13. No Misleading or Untrue Communication. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Convertible Preferred Stock or the Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section 4.14. Material Non-Public Information. The Company has not disclosed to the Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

Section 4.15. Insurance. The Company and each subsidiary maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

Section 4.16.     Tax Matters.

         (a) The Company and each subsidiary has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and has been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1998, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

         (b) No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to ss. 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to make any adjustments pursuant to ss. 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of ss. 897(c)(2) of the Internal Revenue Code during the applicable period specified in ss. 897(c)(1)(A)(ii) of the Internal Revenue Code.

         (c) The Company has not made an election under ss. 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. ss. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under ss. 280G of the Internal Revenue Code.

         (d)      For purposes of this Section 4.16:

                  "IRS" means the United States Internal Revenue Service.

                  "Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

                  "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

Section 4.17. Property. Neither the Company nor any of its subsidiaries owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property, mineral or water rights, and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company.

Section 4.18. Intellectual Property. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, except as disclosed in the SEC Documents neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. Except as disclosed in the SEC Documents, no adverse claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

Section 4.19. Internal Controls and Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization;
(ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

Section 4.20. Payments and Contributions. Neither the Company, any subsidiary, nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

Section 4.21. No Misrepresentation. The representations and warranties of the Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Investors pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                    ARTICLE V

                           COVENANTS OF THE INVESTORS

         Each Investor, severally and not jointly, covenants with the Company that:

Section 5.1. Compliance with Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.

Section 5.2. No Short Sales. On any give Trading Day, in the event that the closing bid price of the Common Stock is less than $4.00 per share, the Investor and its affiliates shall not engage in short sales of the Company's Common Stock on the subsequent Trading Day (as defined in applicable SEC and NASD rules) so long as the Investor holds any unconverted shares of Convertible Preferred Stock.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

Section 6.2. Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares and the Warrant Shares pursuant to any conversion of the Convertible Preferred Stock or exercise of the Warrants. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered pursuant to any conversion of the Convertible Preferred Stock or exercise of the Warrants and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be obligated to issue by reason of adjustments to the Warrants. In the event that the Corporation has not reserved a sufficient number of shares for issuance upon conversion of all of the outstanding shares of Series B Convertible Preferred Stock, the shares of Series B Convertible Preferred Stock reserved shall be pro rated among the original purchasers of such shares and their respective subsequent transferees.

Section 6.3. Listing of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing to list the Conversion Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Conversion Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investors to cause the Conversion Shares and Warrant Shares to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market until the Investors have disposed of all of their Registrable Securities. The Company agrees to present a proposal for stockholder approval at the next annual meeting of stockholders to permit the Company to issue a number of Conversion Shares and Warrant Shares which is in excess of 19.9% of the number of the Company's issued and outstanding shares of Common Stock on the Closing Date, with the recommendation of the Board of Directors that such proposal be approved. If such proposal is not approved, the Company shall either (i) voluntarily de-list its Common Stock from any Principal Market which requires such approval, within five
(5) Trading Days of such vote, or (ii) redeem any un-convertible Convertible Stock pursuant to Section 7 of the Certificate of Designations, pro-rata among the Investors, within five (5) Trading Days of such vote.

Section 6.4.      Exchange Act Registration. The Company will cause its
Common Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investors have disposed of all of their Registrable Securities.

Section 6.5. Legends. The certificates evidencing the Registrable Securities shall be free of legends, except as set forth in Article IX.

Section 6.6.      Corporate Existence; Conflicting Agreements.
The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto or under the Certificate of Designations.

Section 6.7. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement and the Certificate of Designations.

Section 6.8. Issuance of Convertible Preferred Stock and Warrant Shares. The sale of the Convertible Preferred Stock and the Warrants and the issuance of the Warrant Shares pursuant to exercise of the Warrants and the Conversion Shares upon conversion of the Convertible Preferred Stock shall be made in accordance with the provisions and requirements of Section 4(2), 4(6) or Regulation D and any applicable state securities law. The Company shall make any necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to the Investors as required by all applicable laws, and shall provide a copy thereof to the Investors promptly after such filing.

Section 6.9. Limitation on Future Financing. The Company agrees that it will not enter into any sale of its securities for cash at a discount to Market Price or a variable rate transaction (a "Subsequent Placement") until one hundred eighty (180) days after the effective date of the Registration Statement except for any sales (i) pursuant to any presently existing employee benefit plan which plan has been approved by the Company's stockholders, (ii) pursuant to any compensatory plan for a full-time employee or key consultant, or (iii) with the prior approval of a majority in interest of the Investors, which will not be unreasonably withheld, in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money. In the event the Company enters into a sale of its securities at a discount to Market Price or a variable rate transaction pursuant to this Section 6.9, (A) the Company delivers to the Investors a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the persons and/or entities with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) the Investors shall not have notified the Company by 6:30 p.m. (New York City time) on the third (3rd) Trading Day after their receipt of the Subsequent Placement Notice of their willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on conversion, reset and pricing terms (including original issue discount, if any) and substantially on such other terms as set forth in the Subsequent Placement Notice. If the Investors shall fail to notify the Company of their intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the persons and/or entities (or Affiliates of such persons and/or entities) set forth in the Subsequent Placement Notice; provided, however, that the Company shall provide the investors with a second Subsequent Placement Notice, and the Investors shall again have the right of first refusal set forth above in this Section, if the Subsequent Placement subject to the initial subsequent Placement Notice shall not have been consummated for any reason on conversion, reset and pricing terms (including original issue discount, if any) and substantially on such other terms set forth in such Subsequent Placement Notice within thirty (30) Trading Days after the date of the initial Subsequent Placement Notice with the persons and/or entities (or an Affiliate of such persons and/or entities) identified in the Subsequent Placement Notice. If an Investor shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Investor shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Investor's pro rata portion of the aggregate number of Shares purchased by such Investor under this Agreement, but the Company shall not be required to accept financing from the Investors in an amount less than or in excess of the amount set forth in the Subsequent Placement Notice. In addition, each Investor may elect to exchange its Convertible Preferred Stock and Warrants for the securities to be issued in the Subsequent Placement, valued at the Purchase Price originally paid by the Investor for the Convertible Preferred Stock, on the same terms as the other investors in such Subsequent Placement.

Section 6.10. Pro-Rata Redemption. The Company agrees that if it shall redeem any of the Convertible Preferred Stock, that it shall make such redemption pro-rata among all Investors in proportion their respective initial purchases of such securities pursuant to this Agreement.

                                   ARTICLE VII

                            SURVIVAL; INDEMNIFICATION

Section 7.1. Survival. The representations, warranties and covenants made by each of the Company and each Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

Section 7.2. Indemnity. (a) The Company hereby agrees to indemnify and hold harmless the Investors, their respective Affiliates and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all Damages, and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

                  (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

                  (ii) any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

                  (iii) any action instituted against the Investors, or any of them, by any stockholder of the Company who is not an Affiliate of an Investor, with respect to any of the transactions contemplated by this Agreement.

         (b) Each Investor, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages, and agrees to reimburse the Company Indemnitees for reasonable all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with any misrepresentation, omission of fact, or breach of any of the Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement or any failure by the Investor to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement

Section 7.3. Notice. Promptly after receipt by either party hereto seeking indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to Section
7.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

Section 7.4. Direct Claims. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in
Article X. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                  ARTICLE VIII

         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

Section 8.1. Due Diligence Review. Subject to Section 8.2, the Company shall make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, Nasdaq or other filing, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such publicly available information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section 8.2.      Non-Disclosure of Non-Public Information.

         (a) The Company shall not disclose material non-public information to the Investors, advisors to or representatives of the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. Other than disclosure of any comment letters received from the SEC staff with respect to the Registration Statement, the Company may, as a condition to disclosing any non-public information hereunder, require the Investors' advisors and representatives to enter into a confidentiality agreement in form and content reasonably satisfactory to the Company and the Investors.

         (b) Nothing herein shall require the Company to disclose material non-public information to the Investors or their advisors or representatives, and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, promptly notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information as set forth in Section 8.2(a)) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX

                      LEGENDS; TRANSFER AGENT INSTRUCTIONS

Section 9.1. Legends. Unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend or equivalent (the "Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.

Section 9.2. Transfer Agent Instructions. Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions substantially in the form of Exhibit F hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be.

Section 9.3. No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX.

Section 9.4. Investors' Compliance. Nothing in this Article shall affect in any way each Investor's obligations to comply with all applicable securities laws upon resale of the Common Stock.

                                   ARTICLE X

                           CHOICE OF LAW; ARBITRATION

Section 10.1. Governing Law/Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York unless the matter at issue is the corporation law of the company's state of incorporation, in which event the corporation law of such jurisdiction shall govern such issue. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorney's fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available, and the non-prevailing party to any such injunctive proceeding shall pay the expenses of the prevailing party, including reasonable attorney's fees, in connection with such proceeding.

                                   ARTICLE XI

                                   ASSIGNMENT

Section 11.1. Assignment. Neither this Agreement nor any rights of the Investors or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Convertible Preferred Stock or Warrants purchased or acquired by any Investor hereunder with respect to the Convertible Preferred Stock or Warrants held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld or delayed, each Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any Affiliate of the Investor) who agrees to make the representations and warranties contained in
Article III and who agrees to be bound by the terms of this Agreement.

                                 ARTICLE XII

                                   NOTICES

Section 12.1. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If to the Company:                                   Professional Transportation Group Ltd., Inc.
                                                     1950 Spectrum Circle
                                                     Suite B-100
                                                     Marietta, Georgia 30067
                                                     Attention: Dennis A. Bakal
                                                     Telephone: (678) 264-0400
                                                     Facsimile:

with a copy to (shall not constitute                 Smith, Gambrell & Russell, LLP
notice):                                             Promenade II
                                                     1230 Peachtree Street, N.E.
                                                     Suite 3100
                                                     Atlanta, Georgia 30309
                                                     Attention:        Jon H. Klapper, Esq.
                                                     Telephone:        (404) 815-3722
                                                     Facsimile:        (404) 685-7022

if to the Investors:                                 As set forth on the signature pages hereto

with a copy to:                                      Robert F. Charron, Esq.
(shall not constitute notice)                        Epstein Becker & Green, P.C.
                                                     250 Park Avenue
                                                     New York, New York
                                                     Telephone: (212) 351-4500

                                                     Facsimile: (212) 661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 12.1.

                                  ARTICLE XIII

                                  MISCELLANEOUS

Section 13.1. Counterparts/ Facsimile/ Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

Section 13.2. Entire Agreement. This Agreement, the agreements attached as Exhibits hereto, which include, but are not limited to the Certificate of Designations, the Warrants, the Escrow Agreement, and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

Section 13.3. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 13.4. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 13.5. Number and Gender. There may be one or more Investors parties to this Agreement, which Investors may be natural persons or entities. All references to plural Investors shall apply equally to a single Investor if there is only one Investor, and all references to an Investor as "it" shall apply equally to a natural person.

Section 13.6. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investors and the Company shall be required to employ any other reporting entity.

Section 13.7. Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Convertible Preferred Stock or any Conversion Shares or Warrants or any Warrant Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form to the Company (which shall not include the posting of any bond) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section 13.8. Fees and Expenses. Each of the Company and the Investors agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of Epstein Becker & Green, P.C., counsel to the Investors, in an amount equal to $10,000, all as set forth in the Escrow Agreement.

Section 13.9. Brokerage. Except for the finder's fee of $125,000 payable by the Company to Andrew Worden, each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section 13.10. Publicity. The Company agrees that it will not issue any press release or other public announcement of the transactions contemplated by this Agreement without the prior consent of the Investors, which shall not be unreasonably withheld nor delayed by more than two (2) Trading Days from their receipt of such proposed release. No release shall name the Investors without their express consent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as this __ day of April, 2000.

                                                PROFESSIONAL TRANSPORTATION
                                                GROUP LTD., INC.



                                                By:    /s/ Dennis A. Bakal
                                                   ------------------------------------
                                                       Dennis A. Bakal, President & CEO


                                                INVESTORS:

Address:   c/o Utra Finance
           Grossmunster Platz 26                AMRO INTERNATIONAL, S.A.
           Zurich CH 8022
           Switzerland
           Amount subscribed for:
           1,000 shares of Convertible
           Preferred Stock
           Warrants:                            By:   /s/ H.U. Bachofen
                                                   ------------------------------------
                                                          H.U. Bachofen, Director

Fax:       011-411 212-5515
           Amount subscribed for:
           1,000 shares of Convertible
           Preferred Stock
           Warrants:  62,016
           Total Purchase Price:                   /s/ John P. O'Shea
           $1,000,000                              -------------------------------------
                                                       John P. O'Shea

Address:   c/o Westminster Securities, Inc.
           100 Park Avenue, #2800
           New York, NY 10017

Tel:
Fax:       (212) 480-2549
           Amount subscribed for:
           200 shares of Convertible
           Preferred Stock
           Warrants:  18,604
           Total Purchase Price:
           $300,000

Address:   14/14 Divrei Chaim Street               The Endeavour Capital Fund, S.A.
           Jerusalem 94479 Israel                  By:   Endeavour Management, Inc.





Fax:       011-9722-582-4443                       By:   /s/ Shmuli Margulies
           Amount subscribed for:                      --------------------------------------
           1,500 shares                                  Shmuli Margulies, President
           Warrants:  93,024
           Total Purchase Price: $1,500,000

                                                   CELESTE TRUST REG

Address:   c/o Trevisa-Trevland-Anstalt
           Landstrasse 8
           Furstentums 9496                        By:   /s/ Thomas Hakl
           Balzers, Liechtenstein                     -------------------------------------------
                                                             Thomas Hakl, Authorized Signatory

Fax:       011-431-534-532-895

           Amount subscribed for:
           500 shares
           Warrants: 31,008
           Total Purchase Price:  $500,000

Address:   c/o Trident Chambers                    BALMORE S.A.
           Road Town Tortola
           British Virgin Islands

                                                   By:   /s/ Francois Moras
                                                      -------------------------------------------
                                                         Francois Moras, Authorized Signatory

Fax:       011-411-201-4800
           Amount subscribed for:
           650 shares
           Warrants:  40,309
           Total Purchase Price:  $650,000

                                                   TALBIYA B. INVESTMENTS LTD.
                                                   By: /s/ John Clarke
                                                      -----------------------------------------
                                                           John Clarke, Authorized Signatory

Fax:       011-441-624-661-594
           Amount subscribed for:
           100 shares
           Warrants:  6,201
           Total Purchase Price:  $100,000


                                                   WEST CAPITAL MANAGEMENT, INC.
                                                   By: /s/ Thierry Ulmann
                                                      ------------------------------------------
                                                       Thierry Ulmann, Authorized Signatory

Fax:       011-412-232-10807
           Amount subscribed for:
           100 shares
           Warrants:  6,201
           Total Purchase Price:  $100,000

                                                                       EXHIBIT A
                                                                    TO EXHIBIT B

                          CERTIFICATE OF DESIGNATIONS,

                            PREFERENCES AND RIGHTS OF

                     SERIES B CONVERTIBLE PREFERRED STOCK OF

                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

              PURSUANT TO SECTION 14-2-602 OF THE STATE OF GEORGIA

                            BUSINESS CORPORATION CODE


                  The undersigned, being the President and Chief Executive Officer of Professional Transportation Group Ltd., Inc., a corporation organized and existing under and by virtue of the laws of the State of Georgia (hereinafter the "Corporation"), DO HEREBY CERTIFY:

         FIRST: That pursuant to authority expressly granted and vested in the Board of Directors of said Corporation by the provisions of the Corporation's Articles of Incorporation, said Board of Directors adopted the following resolution on April 6, 2000 determining the designations, preferences and rights of its Series B Convertible Preferred Stock which will replace in its entirety the Series B Preferred Stock that was designated and created in December 1999:

         RESOLVED: That pursuant to the authority vested in the Board of Directors of the Corporation by the Corporation's Articles of Incorporation (the "Articles of Incorporation"), a series of Preferred Stock of the Corporation be, and it hereby is, created out of the authorized but unissued shares of the capital stock of the Corporation, such series to be designated Series B Convertible Preferred Stock (the "Series B Convertible Preferred Stock"), to consist of 4,300 shares, no par value per share, of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be as set forth in the Certificate of Designations annexed hereto:

         1. NUMBER OF SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK. Of the 100,000 shares of authorized but undesignated Preferred Stock ("Preferred Stock") of the Corporation, four thousand three hundred (4,300) shares shall be designated and known as Series B Convertible Preferred Stock, no par value ("Series B Convertible Preferred Stock").

         2.       VOTING.

                  (a) Unless required by law, no holder of any shares of Series B Convertible Preferred Stock shall be entitled to vote their respective shares of Series B Convertible Preferred Stock at any meeting of stockholders of the Corporation (or any written actions of stockholders in lieu of meetings) with respect to any matters presented to the stockholders of the Corporation for their action or consideration. Notwithstanding the foregoing, the Corporation shall provide each holder of record of Series B Convertible Preferred Stock with timely notice of every meeting of stockholders of the Corporation and shall provide each holder with copies of all proxy materials distributed in connection therewith.

                  (b) So long as any shares of Series B Convertible Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the Georgia Business Corporation Code) of the holders of at least 85% in interest of the then outstanding shares of Series B Convertible Preferred Stock:

                           (i)      alter or change the rights, preferences or
privileges of the Series B Convertible Preferred Stock;

                           (ii)     create any new class or series of capital
stock having parity with or a preference over the Series B Convertible Preferred Stock as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up of the Corporation ("Senior Securities") or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series B Convertible Preferred Stock;

                           (iii)    increase the authorized number of shares of
Series B Convertible Preferred Stock; or

                           (iv)     do any act or thing not authorized or
contemplated by this Certificate of Designations which would result in taxation of the holders of shares of the Series B Convertible Preferred Stock under
Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

                  In the event holders of at least eighty-five percent (85%) in interest of the then outstanding shares of Series B Convertible Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series B Convertible Preferred Stock, pursuant to subsection (b) above, so as to affect the Series B Convertible Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series B Convertible Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty (30) days from the date of notice thereof to convert any and all shares of then held Series B Convertible Preferred Stock pursuant to the terms of this Certificate of Designation as in effect prior to such alteration or change, or else to continue to hold their shares of Series B Convertible Preferred Stock pursuant to the altered or changed terms.

         3.       DIVIDENDS.

                  The holders of shares of Series B Convertible Preferred Stock shall be entitled to receive, before any cash dividend shall be declared and paid upon or set aside for the Common Stock or any other series of securities created hereafter, in any fiscal year of the Corporation, out of funds legally available for that purpose, cumulative dividends payable in cash in an amount per share for such fiscal year equal to $60.00 (6%). Such dividends shall accrue daily and be payable semi-annually on June 30 and December 31 of each year, commencing June 30, 2000. In the event that the Corporation's Common Stock shall cease for any reason to be listed on The Nasdaq SmallCap Market or any national securities exchange, the cash dividend from such date forward shall be at the rate of $120 (12%) per share.

         4. LIQUIDATION. (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of thirty (30) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "Liquidating Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation other than Senior Securities (as defined above) upon such Liquidating Event unless prior thereto, the holders of shares of Series B Convertible Preferred Stock shall have received the Liquidation Preference (as defined in Section 4(c)) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series B Convertible Preferred Stock and holders of securities ranking pari passu as to preference upon liquidation with the Series B Convertible Preferred Stock shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series B Convertible Preferred Stock and such pari passu securities shall be distributed ratably among such shares in proportion to the ratio that that Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

                  (b) At the option of each holder, the sale, conveyance of disposition of all or substantially all of the assets of the Corporation, the effectuation by the Corporation of a transaction or series or related transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other person or persons when the Corporation is not the survivor shall be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute, upon consummation of and as a condition to such transaction an amount equal to the Liquidation Preference with respect to each outstanding share of Series B Convertible Preferred Stock held by such holder in accordance with and subject to the terms of this Section 4.

                  (c) The Liquidation Preference shall be the "Stated Value" of $1,000 per share of Series B Convertible Preferred Stock, plus all accrued but unpaid dividends.

         5. OPTIONAL CONVERSION. The holders of shares of Series B Convertible Preferred Stock shall have the following conversion rights:

                  (a) RIGHT TO CONVERT; CONVERSION PRICE. Subject to the terms, conditions, and restrictions of this Section 5, on or after the Original Issuance Date, the holder of any shares of Series B Convertible Preferred Stock shall have the right to convert each such share of Series B Convertible Preferred Stock (except that upon any Liquidating Event, the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series B Convertible Preferred Stock) into that number of shares of Common Stock equal to the Stated Value of such share or shares of Series B Convertible Preferred Stock divided by the lesser of (i) ninety percent (90%) of the Market Price on the Trading Day on which the Conversion Notice (as defined below) is transmitted by the Holder(s), and (ii) Four Dollars ($4.00) per share (the "Conversion Price"); provided, however, the Conversion Price shall not be less than One Dollar ($1.00) per share if the following projections are met by the Corporation:

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          JUNE 30, 2000          SEPT. 30, 2000          DEC. 31, 2000          MARCH 31, 2001
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
REVENUE                   $23,000,000            $34,000,000             $40,000,000            $21,000,000

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
NET INCOME                $1,800,000             $2,700,000              $3,100,000             $1,600,000

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
CASH & CASH               $25,000,000            $25,000,000             $28,000,000            $35,000,000
EQUIVALENTS*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                  If the Corporation fails to meet the above projections on any of the above dates, as reported in the Corporation's Form 10-Q or 10-K filings with the SEC for such period-ends, the Conversion Price may be less than One Dollar ($1.00) per share thereafter regardless of whether the Corporation meets the projections on subsequent dates.

                  Unless the Corporation shall have obtained the approval of its voting stockholders to such issuance in accordance with the applicable rules of the Principal Market, if any, the Corporation shall not issue shares of Common Stock upon conversion of any shares of Series B Convertible Preferred Stock if such issuance of Common Stock, when added to the number of shares of Common Stock previously issued by the Corporation upon conversion of shares of the Series B Convertible Preferred Stock, or issued upon exercise of the Stock Purchase Warrants issued in conjunction with the issuance of shares of Series B Convertible Preferred Stock, would exceed 19.9% of the number of shares of the Corporation's Common Stock which were issued and outstanding on the Original Issuance Date. The right to convert shares of Series B Convertible Preferred Stock shall be pro rated among the original purchasers of such shares and their respective subsequent transferees, if any, in order to comply with the aforesaid overall limitation. In the event


------------------
* Includes cash, marketable securities, bonafide accounts receivables not more than 45 days old and is subject to each Holder's right to investigate and verify the Company's representation as to their Cash and Cash Equivalents at any time upon two (2) days written notice. In addition, the amount of cash and cash equivelants shall be adjusted upwards by $1,000,000 increments for every additional 1,000,000 shares of Common Stock issued and outstanding after the date hereof (including the Conversion Shares issued pursuant to the Purchase Agreement).

that the Corporation has not obtained stockholder approval of such issuance prior to receipt of a Conversion Notice which would otherwise violate this provision, the Corporation shall honor such conversion request (resulting in an issuance in excess of 19.9%) in cash in an amount equal to the greater of (i) one hundred and twenty percent (120%) of Stated Value, plus accrued interest or
(ii) the closing ask price on the Conversion Date multiplied by the number of shares of Common Stock as would have been issued at the Conversion Price upon such Conversion.

                  (b) CONVERSION DATE. (i) The holder of any shares of Series B Convertible Preferred Stock may convert the shares of Series B Convertible Preferred Stock purchased by such holder from the Corporation at any time on or after the date on which payment for the sale of the first share of Series B Convertible Preferred Stock is received by the Corporation, unless otherwise agreed to in writing by the Corporation and the affected holder (the "Original Issuance Date").

                           (ii)     In no event shall a holder be permitted to
convert any shares of Series B Convertible Preferred Stock in excess of the number of such shares upon the conversion of which, (x) the number of shares of Common Stock owned by such holder (other than shares of Common Stock issuable upon conversion of shares of Series B Convertible Preferred Stock) plus (y) the number of shares of Common Stock issuable upon such conversion of those shares of Series B Convertible Preferred Stock sought to be converted, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including those shares issuable upon conversion of the Series B Convertible Preferred Stock held by such holder after application of this
Section 5(b)(ii). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Section 5(b)(ii) applies, the determination of whether shares of Series B Convertible Preferred Stock are convertible (in relation to other securities owned by holder) and of which shares of Series B Convertible Preferred Stock are convertible shall be in the sole discretion of such holder, and the submission of shares of Series B Convertible Preferred Stock for conversion shall be deemed to be such holder's determination of whether such shares of Series B Convertible Preferred Stock are convertible (in relation to other securities owned by such holder) and of which shares of Series B Convertible Preferred Stock are convertible, in each case subject to such aggregate percentage limitation, and the Corporation shall have no obligation or right to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to convert such shares of Series B Convertible Preferred Stock at such time as such conversion will not violate the provisions of this paragraph. The provisions of this Section 5(b)(ii) may be waived by a holder of Series B Convertible Preferred Stock as to itself (and solely as to itself) upon not less than 75 days' prior notice to the Corporation, and the provisions of this Section 5(b)(ii) shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No conversion in violation of this paragraph but otherwise in accordance with this Certificate of Designation shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable.

                  (c) NOTICE OF CONVERSION. The right of conversion shall be exercised by the holder thereof by giving written notice (the "Conversion Notice") to the Corporation, by facsimile or by registered mail or overnight delivery service. The Corporation shall then provide notice to the Corporation's then transfer agent for its Common Stock that the holder elects to convert a specified number of shares of Series B Convertible Preferred Stock representing a specified Stated Value thereof into Common Stock and, if such conversion will result in the conversion of all of such holder's shares of Series B Convertible Preferred Stock, by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series B Convertible Preferred Stock) at any time during its usual business hours on the date set forth in the Conversion Notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. The Conversion Notice shall include therein the Stated Value of shares of Series B Convertible Preferred Stock to be converted, and a calculation (i) of the Market Price, (ii) the Conversion Price, and (iii) the number of shares of Common Stock to be issued in connection with such conversion. Such calculations by the holder shall be conclusive except for manifest error.

                  (d)      ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED.
(i) Promptly, but in no event more than three (3) Trading Days, after the receipt of the Conversion Notice referred to in Section 5(c) and surrender of the certificate or certificates for the share or shares of Series B Convertible Preferred Stock to be converted (if required), the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which such shares of Series B Convertible Preferred Stock have been converted. Such conversion shall be deemed to have been effected on the date on which such Conversion Notice shall have been received by the Corporation and at the time specified stated in such Conversion Notice, which must be during the calendar day of such notice, and at such time the rights of the holder of such share or shares of Series B Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. Issuance of shares of Common Stock issuable upon conversion which are requested to be registered in a name other than that of the registered holder shall be subject to compliance with all applicable federal and state securities laws.

                           (ii)     The Corporation understands that a delay in
the issuance of the shares of Common Stock beyond three (3) Trading Days could result in economic loss to the holder. As compensation to the holder for such loss, the Corporation agrees to pay late payments to the holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where "No. Trading Days Late" is defined as the number of Trading Days beyond three (3) Trading Days from the date of receipt by the Corporation of the Conversion Notice):


                                                   Late Payment For Each
                                                   $5,000 of Stated Value
    No. Trading Days Late                          Amount Being Converted
--------------------------------     -------------------------------------------

              1                                             $100
              2                                             $200
              3                                             $300

                                                   Late Payment For Each
                                                   $5,000 of Stated Value
    No. Trading Days Late                          Amount Being Converted
--------------------------------     -------------------------------------------
              4                                             $400
              5                                             $500
              6                                             $600
              7                                             $700
              8                                             $800
              9                                             $900
              10                                           $1,000
             >10                             $1,000 + $200 for each Trading Day
                                                      Late beyond 10 days


The Corporation shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit holder's right to pursue injunctive relief and/or actual damages for the Corporation's failure to issue and deliver Common Stock to the holder, including, without limitation, the holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the holder, in the event that the Corporation fails for any reason to effect delivery of such shares of Common Stock within five (5) Trading Days the date of receipt of the Conversion Notice, the holder will be entitled to revoke the relevant Conversion Notice by delivering a notice to such effect to the Corporation whereupon the Corporation and the holder shall each be restored to their respective positions immediately prior to delivery of such Conversion Notice except that holder shall retain the right to receive both the late payment amounts set forth above plus the actual cost of any "buy-in."

                           (iii)    If, at any time (a) the Corporation
challenges, disputes or denies the right of the holder to effect the conversion of the Series B Convertible Preferred Stock into Common Stock or otherwise dishonors or rejects any Conversion Notice properly delivered in accordance with this Section 5 or (b) any third party who is not and has never been an Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the holder obtains a judgment or order from any court or public or governmental authority which denies, enjoins, limits, modifies, or delays the right of the holder hereof to effect the conversion of the Series B Convertible Preferred Stock into Common Shares, then the holder shall have the right, by written notice to the Corporation, to require the Corporation to promptly redeem the Series B Convertible Preferred Stock for cash at a redemption price equal to one hundred twenty percent (120%) of the Stated Value thereof (the "Mandatory Purchase Amount"). Under any of the circumstances set forth above, the Corporation shall indemnify and hold harmless the holder and be responsible for the payment of all costs and expenses of the holder, including its reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the holder). The Corporation shall not refuse to honor any Conversion Notice unless its has actually been enjoined by a court of competent jurisdiction from doing so, and if so enjoined, the Corporation shall post with such court a performance bond equal to 150% of the Stated Value of the shares sought to be converted by the holder which are the subject of such injunction.

                           (iv)     The holder shall be entitled to exercise its
conversion privilege notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). In the event the Corporation is a debtor under the Bankruptcy Code, the Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the holder's conversion privilege. The Corporation agrees, without cost or expense the holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

                  (e) FRACTIONAL SHARES. No fractional shares shall be issued upon conversion of Series B Convertible Preferred Stock into Common Stock. All fractional shares shall be rounded up to the nearest whole share.

                  (f) REORGANIZATION OR RECLASSIFICATION. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, or, in the case of any consolidation or merger or mandatory share exchange of the Corporation with any other corporation in which such other corporation is the surviving entity then, as a condition of such reorganization, reclassification or exchange, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series B Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series B Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization, reclassification or exchange not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion rights and the fixing of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights. For clarity, it is the intention of the Corporation that the conversion rights of the holders of the Series B Convertible Preferred Stock shall survive any consolidation or merger or mandatory share exchange and that the conversion rights granted hereunder shall be exercisable against any such successor corporation, and shall not be terminated or fixed as to amount upon the consummation of any such transaction.

                  (g) ADJUSTMENTS FOR SPLITS, COMBINATIONS, ETC. The ceiling Conversion Price and the number of shares of Common Stock into which the Series B Convertible Preferred Stock shall be convertible shall be adjusted for stock splits, stock dividends, combinations or other similar events. No adjustment to the Conversion Price will be made for dividends (other than stock dividends), if any, paid on the Common Stock or for securities issued pursuant to exercise for fair value of options or warrants.

         6. REQUIRED ADJUSTMENTS. Notwithstanding anything to the contrary contained in Section 5 herein and except as to (i) sales of shares of Common Stock by the Company upon conversion or exercise of any convertible securities, options or warrants outstanding prior to the date hereof or, (ii) sales of shares of the Company's common stock ("Common Stock") by the Company pursuant to the provisions of any shareholder-approved option or similar plan heretofore adopted by the Company, if during any period a holder of Series B Convertible Preferred Stock holds any Convertible Preferred Stock or is entitled to any accrued but unpaid dividends (the "MFN Period"), the Company sells any shares of its Common Stock at a per share selling price ("Per Share Selling Price") lower than the ceiling Conversion Price, then the ceiling Conversion Price shall be adjusted downward to equal such lower Per Share Selling Price. The Company shall give to each holder of Series B Convertible Preferred Stock written notice of any such sale within 24 hours of the closing of any such sale.


                           (a)      For the purpose of this Section 6, the term
"Per Share Selling Price" shall mean the amount actually paid by third parties for each share of Common Stock. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible securities ("derivative securities") under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the sale of Common Stock shall be deemed to have occurred at the time of the issuance of the derivative securities and the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise or conversion price thereof (in addition to the consideration per underlying share of Common Stock received by the Company upon such sale or issuance of the derivative security). In the case of any such security issued within the MFN Period in a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below), the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised or might have been converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction. If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company.

                           (b)      For the purpose of Section 6(a), the term
"Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the Securities Act.

                           (c)      For the purposes of Section 6(a), the term
"MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the "New Offering") which grants to an holder of Series B Convertible Preferred Stock (the "New Holder of Series B Convertible Preferred Stock") the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to the New Holder of Series B Convertible Preferred Stock in the New Offering.

         7.       REDEMPTION OF SERIES B CONVERTIBLE PREFERRED STOCK.

                  (a) RIGHT TO REDEEM SERIES B CONVERTIBLE PREFERRED STOCK. Upon a thirty (30) day written notice any time after the Original Issuance Date the Corporation may, in its sole discretion, but shall not be obligated to, redeem, in whole but not in part, the then issued and outstanding shares of Series B Convertible Preferred Stock, at a price equal to the greater of (i) one hundred and twenty percent (120%) of Stated Value, plus accrued interest or (ii) the closing ask price on the Redemption Date multiplied by the number of shares of Common Stock as would have been issued on the Redemption Date if such Series B Convertible Preferred Stock had been converted by the holder on the Redemption Date, plus all accrued but unpaid dividends; provided, however, that a registration statement permitting resale of any shares of Common Stock issuable upon conversion by the holder is then effective. Each holder shall have until the close of business on the Redemption Date to elect instead to convert such shares pursuant to Section 5 hereof, notwithstanding that the shares of Series B Convertible Preferred Stock are not otherwise convertible at such time. Any such conversions made pursuant to this Section 7(a) shall be made at the Conversion Price established pursuant to Section 5(a).

                  (b) MANDATORY REDEMPTION OF SERIES B CONVERTIBLE PREFERRED STOCK. Upon the closing of a consolidation, merger or mandatory share exchange in which the Corporation is not the surviving entity and in which the only consideration to be received by the holders of the Corporation's Common Stock is cash, the Corporation shall be obligated to, redeem, in whole but not in part, the then issued and outstanding shares of Series B Convertible Preferred Stock, at a price equal to the greater of (i) one hundred and twenty percent (120%) of Stated Value, plus accrued interest or (ii) the closing ask price on the Redemption Date multiplied by the number of shares of Common Stock as would have been issued on the Redemption Date if such Series B Convertible Preferred Stock had been converted by the holder on the Redemption Date, plus all accrued but unpaid dividends; provided, however, that a registration statement permitting resale of any shares of Common Stock issuable upon conversion by the holder is then effective. Each holder shall have until the close of business on the Redemption Date to elect instead to convert such shares pursuant to Section 5 hereof, notwithstanding that the shares of Series B Convertible Preferred Stock are not otherwise convertible at such time. Any such conversions made pursuant to this Section 7(b) shall be made at the Conversion Price established pursuant to Section 5(a).

                  (c) NOTICE OF REDEMPTION. The Corporation shall provide each holder of record of the Series B Convertible Preferred Stock being redeemed with written notice of redemption (the "Redemption Notice") not less than thirty
(30) days prior to any date stipulated by the Corporation for the redemption of the Series B Convertible Preferred Stock (the "Redemption Date"). The Redemption Notice shall contain (i) the Redemption Date, (ii) the number of shares of Series B Convertible Preferred Stock to be redeemed from the holder to whom the Redemption Notice is delivered, and (iii) instructions for surrender to the Corporation of the certificate or certificates representing the shares of Series B Convertible Preferred Stock to be redeemed.

                  (d) SURRENDER OF CERTIFICATES; PAYMENT OF REDEMPTION PRICE. On or before the Redemption Date, each holder of the shares of Series B Convertible Preferred Stock to be redeemed shall surrender the required certificate or certificates representing such shares to the Corporation (or an affidavit of lost certificate in form and content reasonably satisfactory to the Corporation, but which shall not require the posting of any bond), in the manner and at the place designated in the Redemption Notice, and upon payment to the holder of the Redemption Price, each such surrendered certificate shall be cancelled and retired. If payment of such redemption price is not made in full by the Redemption Date the Holder shall again have the right to convert the Series B Convertible Preferred Stock as provided in Section 5 hereof, and the Corporation shall thereafter be precluded from exercising its rights under this
Section 7. If a certificate is surrendered and all the shares evidenced thereby are not being redeemed with the consent of the holder, the Corporation shall issue new certificates to be registered in the names of the person(s) whose name(s) appear(s) as the owners on the respective surrendered certificates and deliver such certificate to such person(s).

         8.       NOTICES. In case at any time:

                  (a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock; or

                  (b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; or

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile or by recognized overnight delivery service to non-U.S. residents, addressed to each holder of any shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least twenty (20) Trading Days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) Trading Days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         9. STOCK TO BE RESERVED. The Corporation, upon the effective date of this Certificate of Designations, has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Series B Convertible Preferred Stock, assuming immediate conversion. In the event that the Corporation has not reserved a sufficient number of shares for issuance upon conversion of all of the outstanding shares of Series B Convertible Preferred Stock, the shares of Series B Convertible Preferred Stock reserved shall be pro rated among the original purchasers of such shares and their respective subsequent transferees. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series B Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Convertible Preferred. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued, fully paid and non-assessable. The Corporation will take all such action as may be so taken without violation of any applicable law or regulation to have a sufficient number of authorized but unissued shares of Common Stock to issue upon conversion of the Series B Convertible Preferred Stock. The Corporation will not take any action which results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series B Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Articles of Incorporation.

         10. NO REISSUANCE OF SERIES B CONVERTIBLE PREFERRED STOCK. Shares of Series B Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

         11. ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Series B Convertible Preferred Stock shall be made without charge to the holder for any United States issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Convertible Preferred Stock which is being converted.

         12. CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Series B Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series B Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         13. DEFINITIONS. As used in this Certificate of Designations, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, no par value, as constituted on the date of filing of this Certificate of Designations, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series B Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in Subparagraph 5(f) and (g). Any capitalized terms used in this Certificate of Designations but not defined herein shall have the meanings set forth in that certain Convertible Preferred Stock and Warrants Purchase Agreement dated as of April 28, 2000 among the Corporation and the other persons signatory thereto, a copy of which will be provided to any stockholder of the Corporation upon request to the Secretary of the Corporation, without charge.

         14. LOSS, THEFT, DESTRUCTION OF PREFERRED STOCK. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of certificates representing shares of Series B Convertible Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (which shall not include the posting of any bond), or, in the case of any such mutilation, upon surrender and cancellation of the Series B Convertible Preferred Stock certificate, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated certificates for Series B Convertible Preferred Stock, new certificates for Series B Convertible Preferred Stock of like tenor. The Series B Convertible Preferred Stock shall be held and owned upon the express condition that the provisions of this Section 14 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series B Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statue existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

         15. WHO DEEMED ABSOLUTE OWNER. The Corporation may deem the person in whose name the Series B Convertible Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series B Convertible Preferred Stock for the purpose of conversion of the Series B Convertible Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series B Convertible Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

         16. REGISTER. The Corporation shall maintain a transfer agent, which may be the transfer agent for the Common Stock or the Corporation itself, for the registration of the Series B Convertible Preferred Stock. Upon any transfer of the Series B Convertible Preferred Stock in accordance with the provisions hereof, the Corporation shall register or cause the transfer agent to register such transfer on the Series B Convertible Preferred Stock register.

         17. WITHHOLDING. To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series B Convertible Preferred Stock.

         18. HEADINGS. The headings of the Sections of this Certificate of Designations are inserted for convenience only and do not constitute a part of this Certificate of Designations.

         IN WITNESS WHEREOF, Dennis A. Bakal, President and Chief Executive Officer of the Corporation, under penalties of perjury, does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true and accordingly has signed this Certificate of Designations as of this 8th day of May l, 2000.


                                      PROFESSIONAL TRANSPORTATION
                                      GROUP LTD., INC.


                                      By:   /s/ Dennis A. Bakal
                                            -----------------------------------
                                            Dennis A. Bakal, President and CEO

                                                                      EXHIBIT C





                          AGREEMENT AND PLAN OF MERGER

                                       BY

                                      AND

                                     AMONG

                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.


                             DTSI ACQUISITION, INC.


                    DEDICATED TRANSPORTATION SERVICES, INC.


                                      AND


          THE STOCKHOLDERS OF DEDICATED TRANSPORTATION SERVICES, INC.




                                                       Dated as of May 17, 2000

                  MERGER AGREEMENT AND PLAN OF REORGANIZATION

         This Merger Agreement and Plan of Reorganization (the "Agreement") is made and entered into as of May 17, 2000 by and between Professional Transportation Group Ltd., Inc., a Georgia corporation (the "Buyer"), DTSI Acquisition, Inc., a Georgia corporation (the "MergerSub"), Robert Serra and Susan Martin as Trustees of the Serra/Martin Living Trust, Robert Serra, Susan Martin and Mark Kapper (collectively, the "Seller"), and, Dedicated Transportation Services, Inc., a California corporation (the "Company").

         WHEREAS, the parties desire that the Company merge with and into MergerSub upon the terms and conditions set forth herein and in accordance with the laws of the State of California and the State of Georgia;

         NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, and intending to be legally bound, it is agreed between the parties hereto as follows:

                                   ARTICLE 1

                                   THE MERGER

         1.1 MERGER, SURVIVING CORPORATION. In accordance with the provisions of this Agreement and the California Corporations Code, Section 1103, et seq. (the "CCC"), and the Georgia Corporation Code, O.C.G.A. ss.14-2-1100 (the "GCC"), at the Effective Time (as such term is defined in Section 1.5 hereof), Company shall be merged with and into MergerSub (the "Merger"), and MergerSub shall be the surviving corporation in the Merger (hereinafter sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Georgia. At the Effective Time, the separate existence of the Company shall cease. All properties, franchises and rights belonging to the Company and MergerSub, by virtue of the Merger and without further act or deed, shall be deemed to be vested in the Surviving Corporation, which shall thenceforth be responsible for all the liabilities and obligations of each of MergerSub and the Company.

         1.2 ARTICLES OF INCORPORATION. The Articles of Incorporation of MergerSub as in effect immediately prior to the Effective Time shall thereafter continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until altered or amended as provided therein or by law and by the Plan of Merger effecting the Merger.

         1.3 BYLAWS. The Bylaws of MergerSub immediately prior to the Effective Time shall thereafter continue in full force and effect as the Bylaws of the Surviving Corporation until amended as provided by law.

         1.4 DIRECTORS AND OFFICERS. The directors and officers of MergerSub immediately prior to the Effective Time shall serve as directors and officers of the Surviving Corporation following the Effective Time in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation and the CCC and the GCC.

         1.5 EFFECTIVE TIME. The Merger shall become effective at the time and date of the acceptance for filing of Agreement of Merger (the "Agreement of Merger") by the Secretary of State of the State of California in accordance with the provisions of Section 1103 of the CCC, and the acceptance for filing of Articles of Merger by the Secretary of State of the State of Georgia in accordance with the provisions of Section 14-2-1105 of the GCC. The Agreement of Merger and the Articles of Merger shall have attached as an exhibit thereto a fully executed plan of merger (the "Plan of Merger") in substantially the form attached as Exhibit A hereto. The Agreement of Merger and the Articles of Merger shall be executed by MergerSub and the Company and delivered to the Secretary of State of the State of California and the State of Georgia for filing, as stated above, on the Closing Date provided for in Section 1.8. The date and time when the Merger shall become effective are referred to herein as the "Effective Time."

         1.6 CONVERSION OF COMPANY SHARES. Each share of Common Stock of the Company (the "Company Common Stock"), issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Time into the Merger Consideration provided for in Article 2 hereof.

         1.7 MERGERSUB COMMON STOCK. At the Effective Time, each share of Common Stock of MergerSub issued and outstanding immediately prior to the Effective Time shall remain outstanding as shares of the Surviving Corporation, without any action on the part of the holder thereof.

         1.8 CLOSING; EXCHANGE OF CERTIFICATES. (a) At the Closing provided for in paragraph (b) below, immediately after the Effective Time of the Merger, each Seller shall surrender to the Surviving Corporation all of the outstanding certificates theretofore representing shares of Company Common Stock in exchange for the Merger Consideration payable to him/her/it at Closing as provided for herein. Until such certificates are surrendered, outstanding certificates formerly representing shares of Company Common Stock shall be deemed for all purposes as evidencing the right to receive the Merger Consideration into which such shares have been converted as though said surrender and exchange had taken place.

                  (b) The Closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the Company as soon as practicable after the execution and delivery of this Agreement and satisfaction of the conditions to closing (the date of the Closing hereafter the "Closing Date").

         1.9 MERGER CONSIDERATION. All of the issued and outstanding shares of Common Stock of the Company shall be converted at the Effective Time of the Merger into the right to receive up to 1,860,000 shares (the "Stock Consideration") of Buyer common stock ("Shares") and, under certain conditions, a cash payment in lieu of a portion of the Stock Consideration (the "Cash Consideration")(collectively, the "Merger Consideration"), as further provided below, such Merger Consideration to be payable to the Sellers pro rata in accordance with their holdings of Company Shares. The Stock Consideration shall be delivered to Sellers not later than five days after the Effective Time.

         At the Closing, Buyer shall deliver to Sellers 930,000 Shares. The balance of the Stock Consideration shall be paid to Sellers only if Buyer's shareholders approve such payment at a meeting of Buyer's stockholders to be held on June 29, 2000. Upon such approval, the balance of the Stock Consideration shall be paid to Sellers. If such approval is not received by September 1, 2000, Buyer shall promptly deliver such number of additional Shares as may be permitted without shareholder approval pursuant to NASDAQ rules and regulations, and Buyer shall pay the balance to Sellers in cash. The Stock Consideration for purposes of this provision shall be deemed to have a value per share of $5.00.

         1.10 TAX-FREE REORGANIZATION. The parties intend to adopt this Agreement as a tax-free plan of reorganization to the extent of the Stock Consideration, and to consummate the Merger in accordance with the provisions of Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, and to take such further actions as may be reasonably be required to qualify this transaction as an "A" reorganization and not take such further actions as may disqualify this transaction from such treatment. The parties believe that the value of the Stock Consideration to be received by Seller in the Merger is equal to not less than 50% of the value of the Company common stock to be surrendered in exchange therefor. The Merger Consideration will be paid solely in exchange for the Company Shares and no other transaction other than the Merger represents, provides for or is intended to be an adjustment to, the consideration paid for the Company Shares. Buyer represents now, and as of the Closing, that it presently intends to continue the Company's historic business or use a significant portion of the Company's business assets in a business. Sellers acknowledge that they have received independent tax advice and counsel with respect to the Merger and the transactions contemplated herein and is not relying on representations relating to personal tax matters made by Buyer or its counsel, accountants or advisors with respect thereto.

                                   ARTICLE 2

              REPRESENTATIONS AND WARRANTIES OF SELLER AND COMPANY

         Seller and Company represent and warrant to Buyer and to MergerSub as of the date hereof and as of the Effective Time as follows:

         2.1. ORGANIZATION AND STANDING. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, is qualified as a foreign corporation in good standing under the laws of all of the jurisdictions in which the conduct of its business or the ownership of its properties requires qualification, and has all corporate power and authority to own and lease its properties and to carry on its business as now conducted. The copies of the Company's Articles of Incorporation, as amended (including any certificates designating the powers, designation, rights and preferences of the Company's capital stock) previously provided to Buyer are true, complete and correct as of the date hereof.

         2.2. SUBSIDIARIES. Except as set forth in Schedule 2.2, the Company has no subsidiaries and does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

         2.3. CAPITALIZATION. The Company has authorized capital stock consisting solely of 2,000 shares of common stock, no par value, of which 1,000 shares are issued and outstanding and held of record by Mark Kapper, and 1,000 shares are issued and outstanding to the Serra/Martin Living Trust, of which the co-trustees are Robert Serra and Susan Martin.

         All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, and such shares have been so issued in full compliance with all federal and state securities laws. There are no outstanding options, subscriptions, convertible securities, warrants, preemptive rights, rights of first refusal, proxies, voting agreements, restrictions (other than restrictions on transfer imposed under federal or state securities laws) or agreements or understandings of any character (contingent or otherwise) which restrict or relate to the voting or transfer of, require the issuance, sale, purchase or redemption of, or otherwise relate to, such securities.

         2.4.     TITLE TO SHARES, AUTHORIZATIONS.

                  (a) Seller Mark Kapper is the owner, beneficially and of record, of the Shares titled in his name, and such Shares are free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions of any kind, other than restrictions on transfer imposed under federal or state securities laws. Seller Serra/Martin Living Trust holds legal title to the Shares titled in its name, and such Shares are beneficially owned by Robert Serra and Susan Martin as community property under the laws of the State of California. The Serra/Martin Living Trust is the owner of the Shares titled in its name, and such Shares are free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions of any kind, other than restrictions on transfer imposed under federal or state securities laws.

                  (b) Seller has full power, legal capacity and authority to execute and deliver this Agreement and to transfer the Shares to Buyer without obtaining the consent or approval of any other person or governmental authority.

                  (c) This Agreement has been duly and validly executed and delivered by Seller and constitutes a valid and binding Agreement of Seller and is enforceable in accordance with its terms; and

                  (d) The delivery of the Shares to Buyer pursuant to this Agreement will transfer to Buyer good title thereto, free and clear of any and all liens, encumbrances and claims of any kind whatsoever.

         2.5. FINANCIAL STATEMENTS. Seller has delivered to Buyer: (a) unaudited balance sheets of the Company as of January 31, 2000 (the "Balance Sheet" and the "Balance Sheet Date") and each of the fiscal years 1998 through 2000, and the related unaudited statements of income and cash flows for each of the fiscal years or periods then ended and (b) unaudited financial statements for the period ended March 31, 2000 (the "Financial Statements"). The Financial Statements fairly present the financial condition and results of operations of the Company as of the respective dates thereof and for the periods therein referred. Except as reflected in the Balance Sheet and to the best knowledge and belief of Seller, the Company has no actual or contingent liabilities, except for liabilities arising since the Balance Sheet Date in the ordinary course of business, not involving borrowings, which are usual and normal in amount, both individually and in the aggregate and obligations under contracts and commitments accrued in the ordinary course of business and not required under generally accepted accounting principles consistently applied to be reflected in the Financial Statements.

         2.6. NO ADVERSE CHANGES. Since the Balance Sheet Date the Company has not:

                  (i) to the best knowledge and belief of Seller, suffered any material adverse change in its condition (financial or otherwise), operations, assets, properties, business, or prospects and no event has occurred or is contemplated or threatened, which might reasonably be expected to cause such a change in the future;

                  (ii) declared any dividend, made any payment, redemption, purchase or distribution or set aside any such payment, in respect of shares of its capital stock or purchased or otherwise acquired any option, warrant or other right to purchase any such capital stock;

                  (iii) made any changes in accounting methods or practices (including, without limitation, any change in depreciation or amortization policies or rates); or

                  (iv) entered into any agreement or commitment (contingent or otherwise) to do any of the things described in this SECTION 2.6.

         2.7. TAXES. The Company has filed within the time and manner prescribed by law all foreign, federal, state, county and local income, gross receipts, excise, property, sales, use, transfer, employment and other tax returns or reports which are required to be filed by, or with respect to, it and such returns or reports are true and correct in all material respects. The Company has paid all taxes, interest, penalties, assessments or deficiencies shown as due and payable on such reports. The charges, accruals, and reserves for unpaid taxes on the books of the Company as of the Balance Sheet Date, are sufficient in all respects for the payment of all unpaid federal, foreign, state, county and local taxes of the Company accrued for or applicable to all periods ended on or before that date. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes, required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers of authorized depositaries. There are no outstanding waivers or extensions of time with respect to the assessment or audit of any tax or tax return of the Company, or claims pending or matters under discussion with any taxing authority with respect to any tax liability of the Company.

         The Company's federal and state tax returns have not been audited nor has the Company received notice of any audit of federal, state or local income or excise tax returns of the Company and, to the best knowledge of Seller, no properties of any kind of the Company which serve as a basis for the imposition of a tax have been or are in the process of being appraised, examined or reassessed since the filing of the most recent return relating to, or the payment of, such a tax. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an S corporation. The Company has not elected to be treated as a collapsible corporation pursuant to Section 341(f) of Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material effect on the business, properties, prospects, or financial condition of the Company.

         2.8. COMPLIANCE WITH LAWS. The Company has complied in all material respects with all applicable laws and regulations relating to or affecting the business.

         2.9.     LIST AND STATUS OF PROPERTIES, CONTRACTS AND OTHER DATA.
Schedule 2.9 sets forth the following:

                  (i)      (A)      a complete and accurate legal description
of each parcel of real property owned in whole or in part by the Company, together with either a true and correct survey or a substantially true and correct plat of each parcel, a description of all buildings, fixtures and other improvements located on the properties and a list of all indebtedness secured by a lien, mortgage or deed of trust thereon, and the address of each such parcel leased or subleased by the Company, indicating the location of each such property and, in the case of leased or subleased properties, the name of the lessor or sublessor and termination dates and renewal conditions of each lease or sublease. None of the real property owned by the Company or any Subsidiary has been used as "Agricultural Land" as defined in 7 CFR ss.781.2(b) within five years prior to the date of this Agreement.

                           (B)      (I)      a complete listing of each item of
personal property owned or used by the Company in the business and having more than a nominal value. Such personal property constitutes all such property necessary for the conduct by the Company of the business as presently conducted.

                                    (II)     a listing of all policies of title
and liability insurance held by the Company since January 1, 1997, and all policies of insurance by which properties, buildings, machinery, equipment, fixtures or other assets and business of the Company is insured as of the date hereof. Such policies, with respect to their amounts, scope and types of coverage, are usual and customary in the Company's industry and reasonably insure in accordance with industry practices (subject to reasonable deductibles) the Company's assets and businesses for property damage and loss of income by fire or other casualty, products liability and against all risks of loss, including business interruption. Except as shown on Schedule 2.9(ii), there are no pending claims by, or to the best knowledge and belief of Seller, against the Company or under such policies or unresolved disputes between the Company and any carrier in respect of such policies, nor are there any past due premium payments with respect to such policies nor has there been any claims history which would cause the Company to become liable for a material retroactive premium increase with respect to any such policy for any period prior to the date hereof;

                                    (III)    a listing of the following
contracts to which the Company is a party or by which it is bound:

                                    (A)      all guaranties or indemnities by
the Company of the obligations of others other than the endorsement of negotiable instruments for collection in the ordinary course of business;

                                    (B)      all licenses or other contracts in
which the Company has granted to others any material rights or interests in intellectual property rights or in any proprietary information of the Company, or in which others have granted to the Company any rights or interests in intellectual property or in any proprietary information;

                                    (C)      all consulting, management service
or any other similar type contracts;

                                    (D)      all agreements with any labor
union or collective bargaining organization;

                                    (E)      all employment agreements,
severance agreements, indemnification agreements, executive compensation plans, incentive compensation plans, bonus plans, deferred compensation agreements, employee noncompetition, confidentiality and or secrecy agreements, employee pension plans or retirement plans, employee profit-sharing plans, employee stock purchase and stock option plans, group life insurance, hospitalization and dental insurance, disability insurance, clothing allowance program, service record award program; performance award program, tuition reimbursement program, savings plan, or other plans or arrangements providing for benefits for employees;

                                    (F)      all contracts or agreements
pursuant to which the Company has borrowed or agreed to borrow money, other than credit transactions in the ordinary course of business and the contracts set forth in (G), below;

                                    (G)      all notes, indentures or
instruments relating to or evidencing indebtedness of the Company, or mortgaging, pledging or granting or creating a lien or security interest or other encumbrance on any property of the Company, including the names of each bank or other lender from which loans, lines of credit or other commitments to lend money to the Company are outstanding, the amount of each such line or commitment and the principal terms thereof;

                                    (H)      all material contracts with any
manufacturers, dealers, distributors, agents, salesmen, jobbers, advertisers, commissioned agents or sales representatives;

                                    (I)      all powers of attorney given by
the Company to any person or organization for any purpose;

                                    (J)      all agreements limiting the
freedom of the Company or its employees to compete in any line of business or in any geographic area or with any person;

                                    (K)      any agreement, indenture or other
instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of its capital stock;

                                    (L)      any agreement, contract or
commitment relating to capital expenditures;

                                    (M)      any loan or advance to, or
investment in, any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or other entity (each a "Person") or any agreement, contract or commitment relating to the making of any such loan, advance or investment;

                                    (N)      all other contracts, series of
contracts, leases, arrangements, understandings or agreements which involve future payments, performance of services or the purchase or sale of goods and/or materials of an individual amount or value in excess of Five Thousand Dollars ($5,000);

                                    (O)      a true and complete list of all
intangible assets, other than those specifically referred to elsewhere in this Agreement, and the location of certificates or other evidences of title to these assets, and

                                    (P)      any agreement, contract or
commitment which might reasonably be expected to have a potential adverse impact on the business or operations of the Company.

         Each of the contracts and agreements listed or described in Schedules 2.9(i), 2.9(ii) and 2.9 (iii)(A)-(P) is in full force and effect, and except as set forth in such Schedule, there exists no event of noncompliance, default or event of default by the Company or any party to such contract or agreement, or to the best of Seller's knowledge, any other party thereto, or any event, occurrence, condition or act (including the transactions contemplated herein), which, with the giving of notice, the lapse of time, or both, would become a default or event of default thereunder, which would constitute an event of noncompliance which would allow a party thereto to require acceleration of performance thereunder by the Company, or which would result in the creation of any material lien, charge, or encumbrance upon any assets of the Company. The Company has not received notice from any other party that such other party claims the Company to be in noncompliance or default under the contract concerned, or intends, either based on a claimed default by the Company under the contract concerned or based on a claimed right to do so in the absence of default by the Company, to suspend, cancel, or terminate such contract prior to the normal date of expiration set forth therein. Except as shown on Schedule 2.9(iii), to Seller's best knowledge, there exists no material dispute between the Company and any customer of the Company and no such customer is considering termination or nonrenewal of the agreement or understanding by which it acts as such for the Company. All such agreements were entered into on an arm's length basis. Seller has caused to be made available for inspection and copying by Buyer and its advisers true, complete and correct copies of all documents (including all amendments, supplements, extensions and modifications) referred to in this Article 2 or in any Schedule attached hereto.

                  (iv) the names and annual compensation rates of all officers, employees, directors, agents, and manufacturers of the Company earning as a base salary and/or commission in excess of $25,000 per year;

                  (v) the names of all retired employees of the Company who are receiving or are entitled to receive any unfunded death or disability, retirement or welfare benefit, medical benefit or termination payments not covered by any pension plan to which the Company or any Subsidiary is a party, their ages and their current annual unfunded payment rates; and

                  (vi) with respect to the Company, a list of all bank accounts, safe deposit boxes and credit card charge accounts; together with the names of the individuals authorized to draw or charge thereon, and with respect to bank accounts the approximate balances thereof, all restrictions or limitations as to withdrawal (except for time restrictions applicable to time certificates of deposit), and a list of certificates of deposit and other debt instruments issued by banks, governments or other obligors.

         2.10. TITLE TO PROPERTIES, ABSENCE OF LIENS AND ENCUMBRANCES. The Company has good and marketable title to all of its properties and assets used in its business or owned by it, whether real, personal, tangible or intangible. Subject to the terms of their respective leases, the Company has the right to quiet enjoyment of all its leased property for the full term of each lease and any renewal option. The Company has all rights of ingress and egress necessary for all operations conducted by it.

         2.11. ACCOUNTS RECEIVABLE. All accounts receivable of the Company reflected in the Balance Sheet represent valid sales in the ordinary course of business, and are current and collectible in the ordinary course of business subject to the reserve for doubtful accounts as reflected on the Balance Sheet, and none of such accounts receivable or other debts is or will at the Closing Date be subject to any counterclaim or set-off except to the extent of any such reserves. There has been no material adverse change since the Balance Sheet Date in the amount of accounts receivable or other debts due the Company or the Subsidiaries or the allowances with respect thereto, or accounts payable of the Company from that reflected in the Balance Sheet.

         2.12. LICENSES AND PERMITS. The Company has all licenses, permits and other authorizations (collectively "Licenses") required for the conduct of its business as presently conducted; all such Licenses are currently in force and there is no other License required to be held or actions required to be taken by the Company under the laws and regulations of the United States or any state or local subdivision thereof, for the Company to own and lease its properties and to conduct its business in all respects as presently conducted.
Schedule 2.12 contains a list of such licenses, permits and authorizations.

         2.13. LABOR MATTERS. The Company is not a party to any collective bargaining agreement. There has not been, and to the best knowledge of Seller there will not be, any material adverse change in relations with employees of the Company as a result of any announcement or consummation of the transactions contemplated by this Agreement. No severance pay liability of the Company will result solely from the consummation of the transactions contemplated herein. None of the employees of the Company or any Subsidiary is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or agency, which materially conflicts with the Company's business as presently or proposed to be conducted. No officer or key employee of the Company has notified the Company he or she is planning to terminate his or her employment. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

         2.14.    EMPLOYEE BENEFIT PLANS.

                  Neither the Company nor any Subsidiary has ever contributed to any multiemployer pension plan (within the meaning of ss.ss.3(37) or 4001(a)(3) of The Employee Retirement Income Security Act of 1974, as amended ("ERISA")), nor has any of them incurred any withdrawal liability (either as a contributing employer or as part of a controlled group which includes a contributing employer) in connection with any complete or partial withdrawal for any such plan.

         The Company has never sponsored or otherwise maintained any employee pension benefit plan (within the meaning of ss.3(2) of ERISA) or severance pay plan.

         2.15. LITIGATION. Except as provided in Schedule 2.15, there is no litigation, action, suit, governmental investigation, arbitration, proceeding (including administrative proceedings) (collectively referred to as "Litigation") presently pending or to the best knowledge and belief of Seller and the Company, presently threatened against or involving the Company or any of their assets or rights or which could affect the performance of this Agreement or the consummation of the transactions contemplated hereby and Seller knows of no valid basis for any potential litigation. There are no outstanding judgments, awards, orders or decrees against or involving the Company or any of its assets. The Company is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality. The Company is not presently engaged in any legal action to recover moneys due to it or damages sustained by it.

         2.16. NO VIOLATION OF AGREEMENTS. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with or violate any provision of the Articles of Incorporation of Seller and, do not and will not conflict with, violate, result in a breach of, cause a default under an accelerated performance under or accelerate performance under (whether with notice or lapse of time or otherwise), (i) any provision of law or regulation relating to the business of the Company, (ii) any provision of any order, arbitration award, judgment or decree to which Seller or the Company is subject (iii) any provision of any agreement, license or instrument to which Seller or the Company or any of their assets is subject, or (iv) any other restriction of any kind or character to which the Company or any of its properties is subject, which conflicts, violations, breaches, defaults or accelerations in each of clauses (i), (ii), (iii) or (iv) above would, individually or in the aggregate, adversely affect the Company or which would prohibit or restrict the consummation of the transactions contemplated by this Agreement.

         2.17. CONSENTS REQUIRED. The execution, delivery and performance of this Agreement by Seller will not require Seller or the Company to obtain any consent, approval or other action to avoid: (I)the loss of any permit or license or other governmental authorization hold by the Company, (ii) the violation or breach of, or a default under any real property lease or any commitment, note, indenture, mortgage, lien, instrument, license, contract or agreement to which Seller or the Company or any of their assets are subject, or
(iii) giving to others any interests or rights, including rights of termination, acceleration or cancellation, in or with respect to any of the real property leases or material properties, agreements, contracts or business of the Company.

         2.18. CUSTOMERS AND SALES. Schedule 2.18 is a correct and current list of all customers of the Company together with summaries of the sales made to each customer during the most recent fiscal year. Except as indicated in
Schedule 2.18, neither the Company nor Seller has any information, or is aware of any facts, indicating that any of these customers intend to cease doing business with the Company or materially alter the amount of the business they are presently doing with the Company.

         2.19. DOCUMENTS, BOOKS AND RECORDS. The Company has made available for inspection by Buyer or its advisors, originals or true and correct copies of all documents listed in any Schedule delivered by Seller to Buyer pursuant to this Agreement which Buyer has requested to inspect. The minute books of the Company, as previously made available to the Buyer and its representatives, contain accurate records of all meetings of, and corporate actions taken by (including actions taken by written consent) the respective shareholders and Boards of Directors of the Company. The Company has no records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or hold by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company.

         2.20. TRANSACTIONS WITH MANAGEMENT. Except as set forth in Schedule 2.20, the Company is not a party to any contract, agreement, lease or commitment with Seller, any affiliate of Seller, the Company, or any officer or director of Seller, the Company, or any "associates" of any such officers or directors (as the term "associates" is defined in Rule 405 of the rules and regulations under the Securities Act of 1933), none of such officers or directors or their associates owns, directly or indirectly, any interest (equity or debt) in any entity which is a supplier, customer or competitor of the Company (other than the ownership of one percent (1%) or less of the outstanding capital stock of a publicly-held company), and there are no loans or advances outstanding to any of such persons from the Company (excluding advances for normal reimbursable business expenses).

         2.21 ACCOUNTING CONTROLS. Neither the Company, nor any director, officer, agent, employee, consultant or other person associated with or acting on behalf of the Company (including, without limitation, any shareholder), has
(a) used any corporate funds for any unlawful contributions, gifts, entertainment or any other unlawful expenses relating to political activity, or
(b) made any direct or indirect unlawful payments to government officials or others from corporate funds or established or maintained any unlawful or unrecorded funds. The Company makes and keeps accurate books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the Company's financial statements and to maintain accountability for the earnings and assets of the Company, and (iii) access to the assets of the Company is permitted only in accordance with management's authorization, and the recorded accountability of the assets of the Company is compared with its existing assets at reasonable intervals.

         2.22. DISCLOSURE. None of this Agreement, the financial statements referred to in SECTION 2.5 hereof (including the footnotes thereto); any Schedule, Exhibit or certificate attached hereto or delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by or on behalf of the Seller or by any of the Company's directors or officers in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Seller and not known to Buyer which materially and adversely affects the business, prospects or financial condition of the Company or its properties or assets, which has not been set forth in this Agreement, the financial statements referred to in SECTION 2.5 hereof (including the footnotes thereto), any Schedule, Exhibit or certificate attached hereto or delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by or on behalf of the Seller or by any of the Company's directors or officers in connection with the transactions contemplated by this Agreement.

         2.23. PURCHASE FOR INVESTMENT. Seller understands that the Stock Consideration is being offered and sold under exemptions from registration provided for under U.S. and state securities laws, that they are purchasing an interest in Buyer without being furnished any offering literature other than Buyer's Form 10-K for fiscal 1999 (the "Buyer SEC Reports")(which each Seller hereby represents and warrants that he or she has received and read), that this transaction has not been scrutinized by any administrative agency charged with the administration of the securities laws of any jurisdiction because of the private aspects of the offering, that all documents, records and books, pertaining to this investment, have been made available to the Seller and his representatives, including his attorney, his accountant and/or his purchaser representative, and that the books and records of the Buyer will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

         The Stock Consideration is being acquired by Seller in good faith solely for his own personal account, for investment purposes only, and are not being purchased for resale, resyndication, distribution, subdivision or fractionalization thereof; and he understands that as a result he must bear the economic risk of the investment for an indefinite period of time because the shares have not been registered under applicable securities laws and, therefore, cannot be sold unless they are subsequently registered under such laws (and the Buyer agrees to use its reasonable best efforts on or before July 15, 2000 to file a registration statement with the SEC on the appropriate form, which registration statement will include the Stock Consideration) or unless an exemption from such registration is available. Sellers will not be subject to any restrictions on resale upon release of the Stock Consideration from the Price Adjustment Agreement transfer restrictions other than those imposed under applicable securities laws.

                                   ARTICLE 3

             REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGERSUB

         Buyer and MergerSub represent and warrant to Seller as of the date hereof and as of the Effective Time as follows:

         3.1. ORGANIZATION, STANDING AND AUTHORITY. Each of Buyer and MergerSub is a corporation duly incorporated, validly existing and in good standing under the laws of its respective

         3.2. NO VIOLATION OF LAW, AGREEMENTS. The execution, delivery and performance of this Agreement by Buyer and MergerSub and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with or violate any provision of the Articles of Incorporation of Buyer or MergerSub and, do not and will not conflict with, violate, result in a breach of, cause a default under an accelerated performance under or accelerate performance under (whether with notice or lapse of time or otherwise), (i) any provision of law or regulation relating to the business of the Buyer, (ii) any provision of any order, arbitration award, judgment or decree to which Buyer or MergerSub is subject (iii) any provision of any agreement, license or instrument to which Buyer or MergerSub or any of their assets is subject, or (iv) any other restriction of any kind or character to which the Buyer or MergerSub or any of its properties is subject, which conflicts, violations, breaches, defaults or accelerations in each of clauses (i), (ii), (iii) or (iv) above would, individually or in the aggregate, adversely affect the Buyer or which would prohibit or restrict the consummation of the transactions contemplated by this Agreement.

         3.3. CONSENTS REQUIRED. The execution, delivery and performance of this Agreement by Buyer and MergerSub will not require Buyer or MergerSub to obtain any consent, approval or other action to avoid: (i) the loss of any permit or license or other governmental authorization hold by the Company, (ii) the violation or breach of, or a default under any real property lease or any commitment, note, indenture, mortgage, lien, instrument, license, contract or agreement to which Buyer or MergerSub or any of their assets are subject, or
(iii) giving to others any interests or rights, including rights of termination, acceleration or cancellation, in or with respect to any of the real property leases or material properties, agreements, contracts or business of Buyer, which consent has not already been obtained.

         3.4. BUYER SEC REPORTS. Buyer has delivered to each Seller copies of the Buyer SEC Reports as filed by Buyer with the Securities and Exchange Commission. All of the Buyer SEC Reports are delivered without exhibits. The financial statements contained in the Buyer SEC Reports (the "Buyer Financial Statements") fairly present the consolidated financial condition and results of operations of Buyer as at and for the periods therein specified in accordance with generally accepted accounting principles consistently applied, all as more particularly set forth in such financial statements and the notes thereto. The Buyer SEC Reports do not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                                    ARTICLE 4

                            COVENANTS PENDING CLOSING

         4.1. COVENANTS OF THE COMPANY AND THE SELLERS PENDING THE CLOSING. From the date hereof to the Closing Date, the Company and the Sellers shall use their best efforts to satisfy the conditions precedent to the consummation of this transaction to be performed by them or their agents or representatives and the Company shall, and the Sellers shall cause the Company to:

                  (i) Operate its business diligently in the usual, regular and ordinary course consistent with past practice, to preserve intact its present business organization and good will, keep available the services of its present officers and employees, and preserve its relationships with licensors, lenders, creditors, suppliers, distributors, customers and others having business or financial dealings with it, and not to institute any changes to its methods of accounting, manufacture; operation or management.

                  (ii) Not (a) amend its Articles of Incorporation or bylaws;
(b) issue any shares of its capital stock; (c) issue or create any warrants, obligations, subscriptions, options, convertible securities, or other commitments under which any additional shares of its capital stock of any class might be directly or indirectly authorized, issued, or transferred from treasury; (d) declare, set aside, or pay any dividend or make any distribution in respect of its capital stock except for a distribution of accounts receivable; (e) directly or indirectly purchase, redeem, or otherwise acquire any shares of its capital stock; or (f) agree to do any of the acts listed above.

                  (iii) Not enter into any contract, commitment or transaction not in the usual and ordinary course of its business or involving an amount exceeding $10,000 individually or $50,000 in the aggregate or modify, amend, cancel, or terminate any of its existing contracts or agreements, or agree to do any of those acts.

                  (iv) Not make or commit to make any capital expenditures in excess of $10,000 for any single item or $50,000 in the aggregate, or enter into any leases of capital equipment or property under which the annual lease charge is in excess of $10,000.

                  (v) Maintain all its material property in customary repair, order and condition, reasonable wear and use excepted, and maintain its insurance policies in full force and effect.

                  (vi) Not enter into or amend or modify any collective bargaining agreement, employee benefit plans or arrangements or any contracts of employment with officers, directors or shareholders, or grant any increase (except for increases made in accordance with established compensation policies of the Company applied on a basis consistent with past practice) in salaries, wages, commissions or benefits payable or to become payable to any officer, employee, agent or representative, or grant any bonuses to officers or employees, or agree to do any of the foregoing.

                  (vii) Not sell, dispose of, lease, or encumber any of its property or assets or make any acquisition or engage in any activity or transaction, amend or terminate any material contracts, licenses or commitments, or agree to do any of the foregoing, except in the ordinary course of business and replace any assets transferred with assets of equal value, quality and usefulness.

                  (viii) Not borrow any funds or, except in the ordinary course of business, issue any evidences of indebtedness or increase any existing borrowings or perform, pay or otherwise discharge any obligation or liability (fixed or contingent) other than current liabilities, waive or compromise any right or claim, cancel, without full payment, any note, loan, or other obligation owing to the Company, or agree to do any of the foregoing.

                  (ix) Cooperate with Buyer and MergerSub, to the extent cooperation on the part of the Company is needed, in Buyer's' and MergerSub's efforts to obtain the consents referred to in SECTION 3.3 of this Agreement provided, however, that Buyer and MergerSub shall not be obligated under this paragraph to execute any guaranty, assumption of liability, or other document or instrument requiring it to assume obligations not contemplated by this Agreement.

                  (x) Use its best efforts to obtain, to the extent action on the part of the Company is needed, the consents referred to in SECTION 2.17 of this Agreement.

                  (xi) Grant to Buyer and its counsel, accountants and other representatives full access during normal business hours to all key employees, properties, books, accounts, records, contracts and documents of or relating to the Company and furnish or cause to be furnished to Buyer and its representatives all data and information concerning the organization, business, finances and properties of the Company that Buyer may reasonably request, but no investigation pursuant to this SECTION 4.1 shall affect any representations or warranties of the Company or Sellers, or the conditions to the obligations of Buyer and MergerSub to consummate the transactions contemplated by this Agreement.

                  (xii) Confer on a regular and frequent basis with Buyer's representatives to report material matters concerning the business, operations and financial condition of the Company and to promptly notify Buyer of any extraordinary event concerning the Company or any fact or information which, if known on the date hereof, would cause any of the representations and warranties in Article 2 to be materially false or incorrect.

                  (xiii) Refrain from taking any of the actions referred to in
SECTION 2.6 hereof.

                  (xiv) Refrain from taking any action or series of actions which would cause the representations and warranties contained in Article 2 hereof to be materially untrue or incorrect.

                  (xv) Use their best efforts to cause the Company and its officers, employees, agents, and representatives (including any investment banker) not, directly or indirectly, to solicit, encourage, initiate or engage in any discussions with, or negotiate or otherwise deal with or provide any information to, any person other than Buyer, MergerSub, and their respective officers, employees, and agents, concerning any mergers sale of substantial assets, or similar transaction involving the Company or division of the Company, or any sale of any of its capital stock. The Company will notify Buyer immediately upon receipt of any inquiry, offer, or proposal relating to any of the foregoing.

                  (xvi) At the written request of Buyer, Company will within five days document and describe any of its trade secrets, processes, or business procedures specified by Buyer, in form and content satisfactory to Buyer.

                  (xvii) Notify Buyer of any changes, additions, or events which may cause any change in or addition to the Schedules delivered by it under this Agreement promptly after the occurrence of the same and again at the Closing by delivery of appropriate updates to all such Schedules. No such notification made pursuant to this Section shall be deemed to cure any breach of any representation or warranty made in this Agreement unless Buyer specifically agrees thereto in writing, nor shall any such notification be considered to constitute or give rise to a waiver by Buyer of any condition set forth in this Agreement.

         4.2. Covenants of Buyer and MergerSub Pending the Closing. Buyer and MergerSub agree that from the date hereof to the Closing Date, Buyer and MergerSub will use their best efforts:

                  (i) To satisfy the conditions precedent to consummation of the transactions contemplated by this Agreement to the extent they are to be performed by them, their agents or representatives.

                  (ii) To cooperate with the Company, to the extent cooperation on the part of Buyer and MergerSub is needed, in the Company's efforts to obtain the consents referred to in SECTION 2.17 of this Agreement.

                  (iii) To use their best efforts to obtain the consents referred to in Section 3.3 of this Agreement.

                                    ARTICLE 5

                        CONDITIONS TO THE OBLIGATIONS OF
                             THE COMPANY AND SELLERS

         The obligations of the Company and the Sellers to consummate the Merger are subject to the fulfillment of the following conditions, unless waived by the Company and the Sellers in their sole discretion, prior to or at the Closing:

         5.1. REPRESENTATIONS AND COVENANTS. The representations and warranties of Buyer and MergerSub set forth in this Agreement shall be true and correct in all material respects on the Closing Date as if made on and as of such date, and Buyer and MergerSub shall have duly performed, complied with and satisfied, in all material respects, with all covenants, agreements and conditions to be performed, complied with or satisfied by Buyer and MergerSub on or prior to the Closing Date. The Company and the Sellers shall have received a certificate of a duly authorized officer of Buyer and MergerSub, dated the Closing Date, certifying as to the fulfillment of the conditions specified in this SECTION 5.1.

         5.2. LITIGATION. On the Closing Date, there shall be no Litigation existing to the transactions contemplated herein pending or threatened which, in the reasonable opinion of counsel to the Sellers, would have a material adverse effect on the benefits to be received by the Sellers as a result of the consummation of the transactions contemplated hereby.

         5.3. ABSENCE OF ADVERSE GOVERNMENTAL ACTION. No action shall have been taken or threatened and no statute, rule, regulation or order shall have been enacted or entered by any governmental body, agency or by any court which would prohibit, delay or establish material conditions to the consummation of the transactions contemplated herein which the Company reasonably deems unacceptable.

         5.4. PROCEEDINGS. All proceedings to be taken in connection with this Agreement and all documents related thereto shall be satisfactory in all reasonable respects to the Company, the Sellers, and their counsel.

         5.5. CORPORATE ACTION. The Company shall have received certified copies of Buyer and MergerSub's corporate approvals of the execution, delivery and performance of this Agreement and the transactions contemplated hereby and incumbency certificates with respect to the officers of Buyer and MergerSub executing this Agreement or any documents, instruments or certificates delivered to the Company and the Sellers in connection with the transactions contemplated hereby.

         5.6. CONSENTS AND APPROVALS. All waivers, licenses, agreements, permits, consents, approvals or authorizations of third parties or governmental agencies, domestic or foreign, shall have been obtained, and any material modifications or amendments to existing agreements with third parties required under SECTION 2.17 and SECTION 3.3 shall have been obtained, provided that such modifications or amendments shall have been approved by the Company in writing prior to the Closing, which approval shall not be unreasonably withheld or delayed.

         5.7. EMPLOYMENT AGREEMENTS. MergerSub and Sellers Mark Kapper and Robert Serra shall have entered into an employment agreement on terms and conditions agreeable to each such Seller.

         5.8. NO MATERIAL ADVERSE CHANGES. There shall not have been any material adverse change in the assets, business, labor relations, operations or condition (financial or otherwise) or prospects of the Buyer.

                                    ARTICLE 6

              CONDITIONS TO THE OBLIGATIONS OF BUYER AND MERGERSUB

         The obligations of Buyer and MergerSub to consummate the purchase and sale of the Shares under this Agreement are subject to the fulfillment of the following conditions, unless waived by Buyer and MergerSub in their sole discretion, prior to or at the Closing:

         6.1. REPRESENTATIONS AND COVENANTS. The representations and warranties of the Company and the Sellers set forth in this Agreement shall be true and correct in all material respects on the Closing Date as if made on and as of such date, and the Company and Sellers shall have duly performed, complied with and satisfied, in all material respects, all covenants, agreements and conditions to be performed, complied with or satisfied by the Company and Sellers on or prior to the Closing Date. Buyer shall have received a certificate executed by the Company and Sellers, dated the Closing Date, certifying as to the fulfillment of the conditions specified in this SECTION 6.1.

         6.2. LITIGATION. On the Closing Date, there shall be no Litigation relating to the transactions contemplated herein pending or threatened, which in the reasonable opinion of counsel to Buyer, would materially adversely affect the business, assets, financial condition or operations of the Surviving Corporation, or otherwise materially affect the benefits of the transactions contemplated herein to Buyer and MergerSub.

         6.3. ABSENCE OF GOVERNMENTAL ACTION. No action shall have been taken or threatened and no statute, rule, regulation or order shall have been enacted or entered by any governmental body, agency or by any court which would prohibit, delay or establish material conditions to the consummation of the transactions contemplated herein which Buyer reasonably deems unacceptable or which would materially adversely affect the assets, business; financial condition, business prospects or operations of the Surviving Corporation.

         6.4. PROCEEDINGS. All proceedings to be taken in connection with this Agreement and all documents relating thereto shall be satisfactory in all reasonable respects to Buyer and its counsel.

         6.5. CORPORATE ACTION. Buyer shall have received certified copies of the resolutions of the Company approving the execution, delivery and performance of this Agreement and the transactions contemplated hereby and incumbency certificates with respect to the officers of Buyer executing this Agreement or any documents, instruments or certificates delivered to Buyer in connection with the transactions contemplated hereby. The Merger Agreement and related Plan of Merger shall have been unanimously approved by the Sellers.

         6.6. CONSENT AND APPROVALS. All waivers, licenses, agreements, permits, consents, approvals or authorizations of third parties or governmental agencies, domestic or foreign shall have been obtained and any material modifications or amendments to existing agreements with third parties required under Section 2.17 and Section 3.3 shall have been obtained, provided that such modifications or amendments shall have been approved by Buyer in writing prior to the Closing, which approval shall not be unreasonably withheld or delayed.

         6.7. EMPLOYMENT AGREEMENTS. Surviving Corporation and each of Sellers Mark Kapper and Robert Serra shall have entered into an agreement regarding employment with the Surviving Corporation following the Closing in form and substance reasonably satisfactory to Buyer and such individual.

         6.8 LEGAL OPINION. Buyer and MergerSub shall have received the legal opinion of the Company's legal counsel in substantially the form set forth in
Schedule 6.8.

         6.9. NO MATERIAL ADVERSE CHANGES. There shall not have been any material adverse change in the assets, business, labor relations, operations or condition (financial or otherwise) or prospects of the Company.

         6.10. FILINGS. The Agreement of Merger and the Articles of Merger shall have been filed as provided in Article 1 in order for the Merger to become effective, or Buyer shall have satisfied itself that all such filings will be or are capable of being made effective as of the Closing Date.

         6.11. SCHEDULES. Target shall have delivered the Schedules, updated through the Closing Date. In its sole and absolute discretion, Buyer shall be satisfied with any matter reflected, listed, or disclosed in the updated Schedules that was not reflected, listed, or disclosed in the original Schedules.

                                    ARTICLE 7

                        TERMINATION; AMENDMENT AND WAIVER

         7.1. TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of Buyer, MergerSub, the Company and the Sellers.

         7.2. TERMINATION BY EITHER PARTY. If any condition precedent to the Company's and Seller's obligations hereunder is not satisfied and such condition is not waived by the Company and Seller at or prior to the Closing Date, or if any condition precedent to Buyer' or MergerSub's obligations hereunder is not satisfied and such condition is not waived by Buyer and MergerSub at or prior to the Closing Date, the Company and the Sellers, or Buyer and MergerSub, as the case may be, may terminate this Agreement at their option by written notice to the other party unless the terminating party shall be in default of its obligations hereunder or unless the failure of condition is the result of the material breach of this Agreement by the party seeking to terminate. In the event that a condition precedent to its obligations is not satisfied, nothing contained herein shall be deemed to require any party to terminate this Agreement, rather than to waive such condition precedent and proceed with the transactions contemplated hereby or permit the other party additional time to attempt to satisfy such condition precedent. If the Closing Date has not occurred by June 30, 2000 any party may terminate this Agreement by written notice to the other parties.

         7.3. AMENDMENT. This Agreement may be amended or modified in whole or in part at any time but only by an agreement in writing executed in the same manner as this Agreement.

                                    ARTICLE 8

                            PURCHASE PRICE ADJUSTMENT

         8.1 Adjustments to Purchase Price.

         (a) The Stock Consideration will be adjusted downward based upon any variation in the Company's EBITDA as reflected on its financial statements as of January 31, 2000 and the determination of the Company's EBITDA as determined by Buyer. The parties agree and acknowledge that the Merger Consideration was determined based upon an assumed EBITDA of the Company of $1,500,000 multiplied by six, plus $300,000 for the Company's operating system. The Merger Consideration shall be increased or diminished (as the case may be) by using this same capitalization rate of six. For purposes of this provision, the parties agree that the Stock Consideration shall be diminished by no more than 60,000 Shares (having an agreed value per share of $5.00.

         (b) Buyer shall have primary responsibility for preparing an initial accounting reflecting the adjustments called for by this Section 8.1. If Seller does not object to Buyer's determination within 30 days after receipt by Seller of Buyer's determination, the Seller shall be deemed to have agreed to Buyer's determination. In the event that Seller objects, Seller shall transmit to the Buyer within 30 days' after Seller receives Buyer's determination its objection, which shall set forth the basis for Seller's objection. In the event that Seller and Buyer are unable to agree upon the accuracy of the accounting and the adjustments provided for herein within 15 days after the Buyer receives Seller's objection, the Buyer and the Seller shall retain, at their joint expense, the accounting firm of Ernst & Young LLP, Certified Public Accountants, to determine such adjustments, whose determination shall be final and binding on the parties.

                                    ARTICLE 9

                                 INDEMNIFICATION

         9.1. INDEMNIFICATION BY SELLER. Sellers shall jointly and severally indemnify, defend and hold harmless Buyer and MergerSub, and Buyer's and MergerSub's officers, directors, employees, affiliates and agents, against and in respect of any and all losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties and reasonable attorneys' fees (collectively "Damages") that any of them shall incur or suffer, and to the extent not otherwise compensated by insurance, which arise, result from, or relate to the failure of any Seller's or the Company's representations or warranties to be true and correct, or any breach by Seller or the Company of, or any failure by Seller or the Company to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any certificate, exhibit or other instrument furnished or to be furnished by Seller or the Company under this Agreement; provided, however that a Damages Certificate (as such term is defined in SECTION 9.3) covering any item of claimed Damages for which indemnification is sought pursuant to this SECTION
9.1 shall have been delivered to Seller prior to the termination of the Survival Period (as defined in SECTION 9.7) applicable to such representation, warranty, covenant or agreement. Notwithstanding the foregoing, Sellers shall be jointly and severally responsible for all Damages incurred or suffered by the Company attributable to the matter described in Schedule 2.15.

         9.2. INDEMNIFICATION BY BUYER AND MERGERSUB. Buyer and MergerSub shall jointly and severally indemnify, defend and hold harmless Seller in respect of any and all losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees (collectively "Damages") that any of them shall incur or suffer, and to the extent not otherwise compensated by insurance, which arise, result from, or relate to the failure of any of Buyer's or MergerSub's representations or warranties to be true and correct, or any breach by Buyer or MergerSub of, or any failure by Buyer or MergerSub to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any certificate, exhibit or other instrument furnished or to be furnished by Buyer or MergerSub under this Agreement provided, however, that a Damages Certificate covering any item of claimed Damages for which indemnification is sought pursuant to this
SECTION 9.2 shall have been delivered to Buyer prior to termination of the Survival Period (as defined in SECTION 9.7) applicable to such representation, warranty, covenant or agreement.

         9.3. DAMAGES CERTIFICATE. If any Damages shall be paid or accrued by any person entitled to be indemnified under this Article 9 (an "Indemnitee") or a claim or proceeding shall be asserted or pending against an Indemnitee which may give rise to any Damages with respect to which such Indemnitee would be entitled to be indemnified hereunder by the other party hereto (an "Indemnitor"), such Indemnitee shall deliver a certificate signed by Seller, in the case of a claim against Buyer or MergerSub, or by an officer of Buyer or MergerSub, in the case of a claim against Seller (a "Damages Certificate"), which Damages Certificate shall:

                  (a) state that the Indemnitee has paid or properly accrued Damages, or that a claim has been asserted against such Indemnitee, or a proceeding is pending, which claim or proceeding, in the Indemnitee's judgment, may result in the incurrence of Damages to which the Indemnitee is entitled to indemnification pursuant hereto; and

                  (b) specify in reasonable detail each individual item of paid or accrued Damages or each such claim or proceeding and the amount of such paid or accrued Damages or the amount of Damage that, in Indemnitee's judgment, may arise from such claim or proceeding.

         9.4. OBJECTIONS TO CLAIMS. If an Indemnitor shall object to the indemnification of an Indemnitee in respect of any claim or claims specified in any Damages Certificate, the Indemnitor shall, within 30 days after delivery to the Indemnitor of such Damages Certificate, deliver to the Indemnitee a Damages Certificate to such effect, and the Indemnitor and the Indemnitee shall, within the 30 day period beginning on the date of delivery to the Indemnitee of such written objection, attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims to which the Indemnitor shall have so objected. If the Indemnitee and the Indemnitor shall succeed in reaching agreement on their respective rights with respect to any of such claims, the Indemnitee and the Indemnitor shall promptly prepare and sign a memorandum setting forth such agreement.

         9.5. THIRD PARTY CLAIMS. Promptly after the assertion by any third party of any claim against any Indemnitee that, in the judgment of such Indemnitee, may result in the incurrence by such Indemnitee of Damages for which such Indemnitee would be entitled to indemnification pursuant to this Agreement, such Indemnitee shall deliver to the Indemnitor from whom such indemnification could be sought an Damages Certificate with respect to such claim, and such Indemnitor may, at its option, assume and control the defense (including any settlement thereof) of the Indemnitee against such claim. Any Indemnitee shall receive notice of the status, any current developments and management of the claims, and prior written notice of any proposed settlement or conclusion of such claim, and shall have the right to employ separate counsel in any such action or claim and to participate in the defense thereof, but the fees and expenses of such counsel shall not be an expense of the Indemnitor unless (i) the Indemnitor shall have failed, within a reasonable time after having been notified by the Indemnitee of the existence of such claim as provided in the preceding sentence, to assume the defense of such claim, or (ii) the employment of such counsel has been specifically authorized by the Indemnitor. If there is a final judgment against an Indemnitee under this Agreement in any such action, or if there is a settlement of any such action effected with the consent of such Indemnitor, such Indemnitor shall, subject, in the case of claims for indemnification against the Seller, to the provisions of SECTION 9.1, and, in the case of claims for indemnification against Buyer, to the provisions of
SECTION 9.2, indemnify and hold harmless each Indemnitee from and against any Damages by reason of such judgment or settlement.

         9.6. AGREED CLAIMS. Claims specified in any Damages Certificate to which an Indemnitor shall not object in writing within 30 days after receipt by such Indemnitor of such Damages Certificate, claims covered by a memorandum of agreement of the nature described in SECTION 9.4 and claims which have been reduced to non-appealable judgment or settled with the consent of the Indemnitor as provided in SECTION 9.5 are hereinafter referred to, collectively, as "Agreed Claims." The amount of any Agreed Claim shall be paid, in cash, by the Indemnitor to the Indemnitee with respect thereto promptly after the determination thereof.

         9.7. SURVIVAL PERIOD. Except for the representations made by Seller and the Company under Sections 2.3 and 2.4, and representations breached fraudulently, all of which representations shall survive until the applicable statute of limitations has expired, the representations, warranties, covenants and agreements of Seller and the Company and the indemnification by Seller with respect thereto provided for herein shall survive the Closing for a period of three years from the Closing Date, except that Seller's covenant to indemnify Buyer and MergerSub under this Article 9 shall survive such three-year period until all claims properly and timely asserted by Buyer or MergerSub under this Article 9 have been satisfied as provided in this Article 9. The representations, warranties, covenants and agreements of Buyer and MergerSub, and the indemnification by Buyer and MergerSub with respect thereto, shall survive the Closing for a period of three years from the Closing Date, except that Buyer's and MergerSub's covenant to indemnify the Sellers under this Article 9 shall survive such three-year period until all claims properly and timely asserted by Sellers under this Article 9 have been satisfied as provided in this Article 9. For purposes of this Article 9, the respective period of survival of any such representations, warranties, covenants and agreements is referred to as the "Survival Period."

         9.8. LIMITATIONS ON INDEMNITY. Sellers shall not be required to indemnify Buyer or MergerSub until Damages caused by Sellers or the Company under this Agreement exceed in the aggregate $50,000 (the "Deductible"). Neither Buyer nor MergerSub shall be required to indemnify Sellers until Damages caused by Buyer or MergerSub under this Agreement exceed in the aggregate the "Deductible". Notwithstanding the foregoing, this limitation shall not apply to Damages attributable to the matter disclosed on Schedule 2.15.

                                   ARTICLE 10

                                  MISCELLANEOUS

         10.1. GOVERNING LAW, ARBITRATION. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to conflicts of laws principles. In the event that there shall be a dispute arising out of or relating to this Agreement, any document referred to herein or centrally related to the subject matter hereof, or the subject matter of any of the same, the parties agree that such dispute shall be submitted to binding arbitration in Orange County, California, under the auspices of, and pursuant to the rules of the American Arbitration Association, as then in effect, or such other procedures as the parties may agree to at the time, before a tribunal of three arbitrators, one of which shall be selected by each of the parties to the dispute and the third of which shall be selected by the two arbitrators so selected. Any award issued as a result of such arbitration shall be final and binding between the parties, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought. The costs of the arbitration shall be shared equally by the parties, provided that the fees, costs, and expenses of the prevailing party (as reasonably determined by the arbitrators), including arbitrators' and reasonable attorney fees incurred in connection with any such arbitration, shall be paid by the losing party in the event the arbitrators determine the proceeding was brought or defended in bad faith by the losing party. The costs and expenses of the prevailing party in collecting any such award shall be paid by the non-prevailing party.

         In such arbitration proceedings, each of the parties shall submit to the arbitrators in writing their respective positions with respect to the dispute for which arbitration proceedings have been commenced, together with such supporting documentation as such party deems necessary or as such arbitrators request. Such arbitrators shall, as soon as practicable after receiving the written positions of both parties and all subsequent supporting documentation requested by such arbitrators, and after having heard such testimony as they may deem appropriate, render their decisions as to such dispute, which decision shall be in writing and final and binding on, and nonappealable by, (except as provided by law), the parties hereto. The arbitrators shall issue any injunctive or similar order they deem appropriate. If the arbitrators notify the parties that they believe a portion of a dispute (which may be the entire dispute) is essentially reducible to monetary terms, the arbitrators shall accept the entire position of one of the parties with respect thereto, it being understood that, in such circumstances, such arbitrators shall have no discretion to accept only part of either party's position with respect thereto.

         10.2. COSTS. Seller and Buyer shall each bear those expenses attributable to them in connection with the Merger and negotiating and entering into this Agreement, including their own fees of counsel and brokerage fees.

         10.3. BROKERS. Buyer and MergerSub on one hand and Seller and the Company on the other hand warrant and represent to each other party hereto that no person is entitled to any commission or finder's fee in connection with the transactions contemplated in this Agreement. Each party hereto agrees to indemnify, defend and hold harmless each other party hereto and the Company against any claim, loss, liability or expense for any such commission or fee incurred by reason of any act, omission or statement of the indemnifying party. The Company does not have any obligation to pay finder's or broker's fees or commissions in connection with the exercise of options to renew or extend real estate leases to which the Company is a party.

         10.4. COUNTERPARTS. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on each of the parties, notwithstanding that all the parties are not signatory to the original or the same counterpart.

         10.5. NO ASSIGNMENT. This Agreement may not be assigned, transferred or hypothecated by any party hereto other than by operation of law except that Buyer may assign in whole or in part its rights and obligations hereunder to any affiliate company. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties' respective heirs, successors and assigns.

         10.6. PUBLICITY. All notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by Buyer and Seller. Unless otherwise required by applicable laws, neither of the parties shall act unilaterally in this regard without the prior approval of the other party, which approval shall not be unreasonably withheld.

         10.7. SEVERABILITY. If any portion of this Agreement shall be deemed unenforceable by a court of competent jurisdiction, the remaining portions shall remain valid and enforceable.

         10.8. NO THIRD PARTY BENEFICIARIES. Except as expressly provided herein, each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

         10.9. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any person or entity by virtue of the authorship of any of the provisions of this Agreement.

         10.10. COVENANT NOT TO COMPETE. In consideration for the payments by Buyer to be made hereunder, each Seller agrees he will not at any time within the five year period following the Closing Date compete with the Company, solicit the customers of the Company, or directly or indirectly solicit for employment any employees of Company. For purposes of this paragraph the term "compete" means engaging in the same or any business competitive with the Company as engaged in by Company immediately prior to the Closing Date in any manner whatsoever (other than as a passive investor), including without limitation, as a proprietor, partner, investor, shareholder, director, officer, employee, consultant, independent contractor, or otherwise, within any county in the territory in which the business of the Company was conducted at the Closing Date. For purposes of Sections 10.10 through 10.12 hereof, "Company" shall include any entity into which the Company may be merged (including without limitation the Surviving Corporation) or to which the business and assets of the Company is transferred.

         10.11.   REASONABLENESS OF RESTRICTIONS.

                  (a) Each Seller has carefully read and considered the provisions of Section 10.10 and, having done so, agrees that the restrictions set forth therein, including, but not limited to, the time period of restriction and geographical areas of restriction, are fair and reasonable and are reasonably required for the protection of the interests of the Buyer.

                  (b) If, notwithstanding the foregoing, any of the provisions of Section 10.10 shall be held to be invalid or unenforceable, the remaining provisions shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included. In the event that any provision of Section 10.10 relating to the time period and/or the areas of restriction and/or related aspects shall be declared by a court of competent jurisdiction to exceed the maximum restrictiveness such court deems reasonable and enforceable, the time period and/or areas of restriction and/or related aspects deemed reasonable and enforceable by the court shall become the maximum restriction in such regard, and the restriction shall remain enforceable to the fullest extent deemed reasonable by such court.

         10.12. REMEDIES FOR BREACH. In the event of a breach or threatened breach of any of the covenants in Section 10.10, the Buyer shall have the right to seek equitable relief, including specific performance by means of an injunction against the Seller and against the Seller's partners, agents, representatives, servants, employers, employees, and/or any and all persons acting directly or indirectly by or with it or them, to prevent or restrain any breach or further breach. In the event such Buyer obtains any such equitable relief, the party against whom relief is obtained shall reimburse Buyer for its reasonable attorney's fees and costs related thereto.

         10.13. SURVIVAL. Sections 10.9 through 10.12 shall survive Closing of the transactions contemplated herein.

         IN WITNESS WHEREOF, Buyer, MergerSub, Seller and the Company have duly executed and delivered this Agreement as of the date first above written.

PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

BY: /s/ Dennis A. Bakal
   ---------------------------------
      Dennis A. Bakal, President

DTSI ACQUISITION, INC.

BY:  /s/ Dennis A. Bakal
   ---------------------------------
      Dennis A. Bakal, Director


DEDICATED TRANSPORTATION SERVICES, INC.


BY:/s/ Robert Serra
   ---------------------------------
         Robert Serra, President

SERRA/MARTIN LIVING TRUST


BY:/s/ Robert Serra
   ---------------------------------
         Robert Serra, Trustee

BY:/s/ Susan Martin
   ---------------------------------
         Susan Martin, Trustee


/s/ Robert Serra
   ---------------------------------
         Robert Serra


/s/ Mark Kapper
   ---------------------------------
         Mark Kapper


/s/ Susan Martin
   ---------------------------------
         Susan Martin

APPENDIX A

                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                        1950 SPECTRUM CIRCLE, SUITE B-100
                             MARIETTA, GEORGIA 30067


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS.

         The undersigned hereby appoints W. Anthony Huff and Danny Pixler or either of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of Professional Transportation Group Ltd., Inc. to be held on June 29, 2000, at 10:00 a.m. at the offices of company, and any adjournments or postponements thereof:


         1. To elect five (5) directors to the Board of Directors to serve for terms of one year until their successors are elected and qualified.

          [ ] FOR all nominees listed below                 [ ]   WITHHOLD AUTHORITY
              (except as marked to the contrary                   to vote for all nominees listed
              below)                                              below

         W. Anthony Huff, Danny L. Pixler, Gregory G. Hardwick, Robert E. Altenbach and Dennis A. Bakal


         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

         -----------------------------------------------------------------------



         2. To consider and act upon the proposal to amend the Company's 1996 Stock Option Plan to increase the shares reserved for issuance thereunder from 2,000,000 to 3,000,000.

         FOR         [  ]        AGAINST        [  ]         ABSTAIN        [  ]

         3. To approve the issuance of sufficient shares of the Company's common stock to permit conversion of 100% of the Company's Series B Convertible Preferred Stock into shares of common stock.

         FOR         [  ]        AGAINST        [  ]         ABSTAIN        [  ]

         4. To approve the issuance of shares of the Company's common stock to the stockholders of Dedicated Transportation Services, Inc. in order to comply with the corporate governance requirements of the Nasdaq Stock Market.

         FOR         [  ]        AGAINST        [  ]         ABSTAIN        [  ]

         5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                                    Please date and sign this Proxy exactly as name(s) appears on the mailing label.


                                    -------------------------------------------

                                    -------------------------------------------

                                    Print Name(s):
                                                  -----------------------------

                                    NOTE: When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name by authorized officer. In the case of joint tenants, each joint owner must sign.

                                    Dated:
                                         --------------------------------------